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                                                                     Exhibit 4.1


                               BE AEROSPACE, INC.

                                       TO

                              THE BANK OF NEW YORK

                                     Trustee


                                   ----------


                                    Indenture

                           Dated as of October 7, 2003


                                   ----------


                                  $175,000,000


                          8 1/2% Senior Notes due 2010

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                               BE AEROSPACE, INC.

               Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of October 7, 2003

Trust Indenture                                                       Indenture
  Act Section                                                         Section
 310(a)(1)     ...............................................        607
       (a)(2)  ...............................................        607
       (b)     ...............................................        608
 312(c)        ...............................................        701
 314(a)(4)     ...............................................        1008(a)
       (c)(1)  ...............................................        103
       (c)(2)  ...............................................        103
       (e)     ...............................................        103
 315(b)        ...............................................        601
 316(a)(last
   sentence)   ...............................................        101 ("Outstanding")
    (a)(1)(A)  ...............................................        502, 512
    (a)(1)(B)  ...............................................        513
       (b)     ...............................................        508
       (c)     ...............................................        105(d)
 317(a)(1)     ...............................................        503
       (a)(2)  ...............................................        504
       (b)     ...............................................        1003
 318(a)        ...............................................        112

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

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
ARTICLE ONE DEFINITIONS AND OTHER PROVISIONS  OF GENERAL APPLICATION..........................................................1

SECTION 101. DEFINITIONS......................................................................................................1
         Acquired Indebtedness................................................................................................2
         Act..................................................................................................................2
         Additional Securities................................................................................................2
         Affiliate............................................................................................................2
         Agent Bank...........................................................................................................2
         Applicable Procedures................................................................................................2
         Asset Acquisition....................................................................................................2
         Asset Sale...........................................................................................................2
         Attributable Indebtedness............................................................................................3
         Average Life.........................................................................................................3
         Bank Credit Agreement................................................................................................3
         Banks................................................................................................................3
         Board of Directors...................................................................................................3
         Board Resolution.....................................................................................................3
         Business Day.........................................................................................................3
         Capital Stock........................................................................................................4
         Capitalized Lease Obligation.........................................................................................4
         Cash Equivalents.....................................................................................................4
         Change of Control....................................................................................................4
         Clearstream..........................................................................................................5
         Closing Date.........................................................................................................5
         Commission...........................................................................................................5
         Commodity Price Protection Obligation................................................................................5
         Common Stock.........................................................................................................5
         Company..............................................................................................................5
         Company Request......................................................................................................5
         Company Order........................................................................................................5
         Consolidated Adjusted Net Income.....................................................................................5
         Consolidated Debt....................................................................................................6
         Consolidated EBITDA..................................................................................................6
         Consolidated Fixed Charge Coverage Ratio.............................................................................6
         Consolidated Income Tax Expenses.....................................................................................6
         Consolidated Interest Expense........................................................................................6
         Consolidated Net Tangible Assets.....................................................................................7
         Consolidated Noncash Charges.........................................................................................7
         Consolidated Total Assets............................................................................................7
         Corporate Trust Office...............................................................................................7
         corporation..........................................................................................................7
         Credit Facilities....................................................................................................7
         Currency Exchange Protection Obligation..............................................................................7

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
         Default..............................................................................................................7
         Defaulted Interest...................................................................................................7
         Depositary...........................................................................................................7
         Disinterested Director...............................................................................................8
         Domestic Subsidiary..................................................................................................8
         Eligible Inventories.................................................................................................8
         Eligible Receivables.................................................................................................8
         Equity Offering......................................................................................................8
         Euroclear............................................................................................................8
         Event of Default.....................................................................................................8
         Excess Proceeds Offer................................................................................................8
         Exchange Act.........................................................................................................8
         Exchange Offer.......................................................................................................8
         Exchange Offer Registration Statement................................................................................8
         Exchange Global Securities...........................................................................................8
         Exchange Securities..................................................................................................8
         Fair Market Value....................................................................................................9
         Federal Bankruptcy Code..............................................................................................9
         Foreign Subsidiary...................................................................................................9
         Fully Traded Common Stock............................................................................................9
         GAAP.................................................................................................................9
         Global Security......................................................................................................9
         guarantee............................................................................................................9
         Guarantee............................................................................................................9
         Guarantor............................................................................................................9
         Hedging Protection Obligations......................................................................................10
         Holder..............................................................................................................10
         Indebtedness........................................................................................................10
         Indenture...........................................................................................................11
         Initial Securities..................................................................................................11
         Interest Payment Date...............................................................................................11
         Interest Rate Protection Obligations................................................................................11
         Investment..........................................................................................................11
         Lien................................................................................................................11
         Maturity............................................................................................................11
         Moody's.............................................................................................................11
         Net Cash Proceeds...................................................................................................11
         Non-U.S. Person.....................................................................................................12
         Officers' Certificate...............................................................................................12
         Opinion of Counsel..................................................................................................12
         Outstanding.........................................................................................................12
         Pari Passu Indebtedness.............................................................................................13
         Paying Agent........................................................................................................13
         Permitted Indebtedness..............................................................................................13
         Permitted Investments...............................................................................................13
         Permitted Liens.....................................................................................................13

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
         Person..............................................................................................................15
         Predecessor Security................................................................................................15
         Preferred Stock.....................................................................................................16
         QIB.................................................................................................................16
         Qualified Institutional Buyer.......................................................................................16
         Qualified Capital Stock.............................................................................................16
         Redeemable Capital Stock............................................................................................16
         Redemption Date.....................................................................................................16
         Redemption Price....................................................................................................16
         Registration Rights Agreement.......................................................................................16
         Registration Statement..............................................................................................16
         Regular Record Date.................................................................................................16
         Regulation S........................................................................................................16
         Regulation S Global Securities......................................................................................17
         Responsible Officer.................................................................................................17
         Restricted Subsidiary...............................................................................................17
         Rule 144A...........................................................................................................17
         S&P.................................................................................................................17
         Sale/Leaseback Transaction..........................................................................................17
         Securities..........................................................................................................17
         Securities Act......................................................................................................17
         Security Register...................................................................................................17
         Security Registrar..................................................................................................17
         Senior Indebtedness.................................................................................................17
         Shelf Registration Statement........................................................................................17
         Significant Subsidiary..............................................................................................17
         Special Record Date.................................................................................................18
         Stated Maturity.....................................................................................................18
         Subordinated Indebtedness...........................................................................................18
         Subsidiary..........................................................................................................18
         total consolidated revenues.........................................................................................18
         Trust Indenture Act.................................................................................................18
         TIA.................................................................................................................18
         Trustee.............................................................................................................18
         Unrestricted Subsidiary.............................................................................................18
         Vice President......................................................................................................19
         Voting Stock........................................................................................................19
         wholly-owned........................................................................................................19
         8% Notes............................................................................................................19
         8 7/8% Notes........................................................................................................19
         9 1/2% Notes........................................................................................................19
SECTION 102. INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT...............................................................19
SECTION 103. COMPLIANCE CERTIFICATES AND OPINIONS............................................................................20
SECTION 104. FORM OF DOCUMENTS DELIVERED TO TRUSTEE..........................................................................20
SECTION 105. ACTS OF HOLDERS.................................................................................................21
SECTION 106. NOTICES, ETC., TO TRUSTEE, COMPANY..............................................................................22

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
SECTION 107. NOTICE TO HOLDERS; WAIVER.......................................................................................22
SECTION 108. EFFECT OF HEADINGS AND TABLE OF CONTENTS........................................................................23
SECTION 109. SUCCESSORS AND ASSIGNS..........................................................................................23
SECTION 110. SEPARABILITY CLAUSE.............................................................................................23
SECTION 111. BENEFITS OF INDENTURE...........................................................................................23
SECTION 112. GOVERNING LAW...................................................................................................23
SECTION 113. LEGAL HOLIDAYS..................................................................................................23
SECTION 114. NO PERSONAL LIABILITY OF DIRECTORS, OFFICERS, EMPLOYEES, MEMBERS, PARTNERS AND STOCKHOLDERS.....................24

ARTICLE TWO SECURITY FORMS...................................................................................................25

SECTION 201. FORMS GENERALLY.................................................................................................25
SECTION 202. RESTRICTIVE LEGENDS.............................................................................................26

ARTICLE THREE THE SECURITIES.................................................................................................28

SECTION 301. TITLE AND TERMS.................................................................................................28
SECTION 302. DENOMINATIONS...................................................................................................29
SECTION 303. EXECUTION, AUTHENTICATION, DELIVERY AND DATING..................................................................29
SECTION 304. TEMPORARY SECURITIES............................................................................................30
SECTION 305. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.............................................................30
SECTION 306. BOOK-ENTRY PROVISIONS FOR GLOBAL SECURITIES.....................................................................32
SECTION 307. SPECIAL TRANSFER PROVISIONS.....................................................................................33
SECTION 308. MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES................................................................35
SECTION 309. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED..................................................................36
SECTION 310. PERSONS DEEMED OWNERS...........................................................................................37
SECTION 311. CANCELLATION....................................................................................................37
SECTION 312. COMPUTATION OF INTEREST.........................................................................................38
SECTION 313. CUSIP NUMBERS...................................................................................................38

ARTICLE FOUR SATISFACTION AND DISCHARGE......................................................................................39

SECTION 401. SATISFACTION AND DISCHARGE OF INDENTURE.........................................................................39
SECTION 402. APPLICATION OF TRUST MONEY......................................................................................40

ARTICLE FIVE REMEDIES........................................................................................................41

SECTION 501. EVENTS OF DEFAULT...............................................................................................41
SECTION 502. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT..............................................................42
SECTION 503. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.................................................44
SECTION 504. TRUSTEE MAY FILE PROOFS OF CLAIM................................................................................44

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
SECTION 505. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.....................................................45
SECTION 506. APPLICATION OF MONEY COLLECTED..................................................................................45
SECTION 507. LIMITATION ON SUITS.............................................................................................46
SECTION 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST.......................................46
SECTION 509. RESTORATION OF RIGHTS AND REMEDIES..............................................................................46
SECTION 510. RIGHTS AND REMEDIES CUMULATIVE..................................................................................47
SECTION 511. DELAY OR OMISSION NOT WAIVER....................................................................................47
SECTION 512. CONTROL BY HOLDERS..............................................................................................47
SECTION 513. WAIVER OF PAST DEFAULTS.........................................................................................47
SECTION 514. WAIVER OF STAY OR EXTENSION LAWS................................................................................48

ARTICLE SIX THE TRUSTEE......................................................................................................49

SECTION 601. NOTICE OF DEFAULTS..............................................................................................49
SECTION 602. CERTAIN RIGHTS OF TRUSTEE.......................................................................................49
SECTION 603. TRUSTEE NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES..................................................51
SECTION 604. MAY HOLD SECURITIES.............................................................................................51
SECTION 605. MONEY HELD IN TRUST.............................................................................................51
SECTION 606. COMPENSATION AND REIMBURSEMENT..................................................................................51
SECTION 607. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.........................................................................52
SECTION 608. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR...............................................................52
SECTION 609. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR..........................................................................54
SECTION 610. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.....................................................54

ARTICLE SEVEN HOLDERS' LISTS AND REPORTS BY TRUSTEE..........................................................................55

SECTION 701. DISCLOSURE OF NAMES AND ADDRESSES OF HOLDERS....................................................................55
SECTION 702. REPORTS BY TRUSTEE..............................................................................................55

ARTICLE EIGHT CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE...........................................................56

SECTION 801. COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS............................................................56
SECTION 802. SUCCESSOR SUBSTITUTED...........................................................................................57
SECTION 803. SECURITIES TO BE SECURED IN CERTAIN EVENTS......................................................................57

ARTICLE NINE SUPPLEMENTAL INDENTURES.........................................................................................58

SECTION 901. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS..............................................................58
SECTION 902. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.................................................................58
SECTION 903. EXECUTION OF SUPPLEMENTAL INDENTURES............................................................................59
SECTION 904. EFFECT OF SUPPLEMENTAL INDENTURES...............................................................................59

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
SECTION 905. CONFORMITY WITH TRUST INDENTURE ACT.............................................................................60
SECTION 906. REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES..............................................................60
SECTION 907. NOTICE OF SUPPLEMENTAL INDENTURES...............................................................................60

ARTICLE TEN COVENANTS........................................................................................................61

SECTION 1001. PAYMENT OF PRINCIPAL, PREMIUM, IF ANY, AND INTEREST............................................................61
SECTION 1002. MAINTENANCE OF OFFICE OR AGENCY................................................................................61
SECTION 1003. MONEY FOR SECURITY PAYMENTS TO BE HELD IN TRUST................................................................61
SECTION 1004. CORPORATE EXISTENCE............................................................................................62
SECTION 1005. PAYMENT OF TAXES AND OTHER CLAIMS..............................................................................63
SECTION 1006. MAINTENANCE OF PROPERTIES......................................................................................63
SECTION 1007. INSURANCE......................................................................................................63
SECTION 1008. STATEMENT BY OFFICERS AS TO DEFAULT............................................................................63
SECTION 1009. PROVISION OF FINANCIAL STATEMENTS..............................................................................64
SECTION 1010. LIMITATION ON INDEBTEDNESS.....................................................................................64
SECTION 1011. LIMITATION ON RESTRICTED PAYMENTS..............................................................................67
SECTION 1012. INTENTIONALLY OMITTED..........................................................................................70
SECTION 1013. LIMITATION ON TRANSACTIONS WITH AFFILIATES.....................................................................70
SECTION 1014. LIMITATION ON LIENS............................................................................................71
SECTION 1015. CHANGE OF CONTROL..............................................................................................71
SECTION 1016. LIMITATION ON DISPOSITION OF PROCEEDS OF ASSET SALES...........................................................72
SECTION 1017. LIMITATION ON GUARANTEES OF INDEBTEDNESS BY RESTRICTED SUBSIDIARIES............................................73
SECTION 1018. LIMITATION ON DIVIDENDS AND OTHER PAYMENT RESTRICTIONS AFFECTING RESTRICTED SUBSIDIARIES.......................74
SECTION 1019. INTENTIONALLY OMITTED..........................................................................................75
SECTION 1020. LIMITATION ON SALE/LEASEBACK TRANSACTIONS......................................................................75
SECTION 1021. ISSUANCES OF GUARANTEES BY WHOLLY-OWNED DOMESTIC SUBSIDIARIES..................................................75
SECTION 1022. PAYMENTS FOR CONSENT...........................................................................................76
SECTION 1023. LIMITATION ON CREDIT SUPPORT FOR UNRESTRICTED SUBSIDIARIES.....................................................76
SECTION 1024. WAIVER OF CERTAIN COVENANTS....................................................................................76

ARTICLE ELEVEN REDEMPTION OF SECURITIES......................................................................................78

SECTION 1101. RIGHT OF REDEMPTION............................................................................................78
SECTION 1102. APPLICABILITY OF ARTICLE.......................................................................................78
SECTION 1103. ELECTION TO REDEEM; NOTICE TO TRUSTEE..........................................................................78
SECTION 1104. SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED..............................................................78
SECTION 1105. NOTICE OF REDEMPTION...........................................................................................79
SECTION 1106. DEPOSIT OF REDEMPTION PRICE....................................................................................79
SECTION 1107. SECURITIES PAYABLE ON REDEMPTION DATE..........................................................................80
SECTION 1108. SECURITIES REDEEMED IN PART....................................................................................80

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
ARTICLE TWELVE DEFEASANCE AND COVENANT DEFEASANCE............................................................................81

SECTION 1201. COMPANY'S OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE...................................................81
SECTION 1202. DEFEASANCE AND DISCHARGE.......................................................................................81
SECTION 1203. COVENANT DEFEASANCE............................................................................................81
SECTION 1204. CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE................................................................82
SECTION 1205. DEPOSITED MONEY AND U.S. GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS............83
SECTION 1206. REINSTATEMENT..................................................................................................84

                                    EXHIBITS

Exhibit A         Form of Security

                                      -vii-
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          INDENTURE, dated as of October 7, 2003 between BE AEROSPACE, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 1400 Corporate Center Way, Wellington, Florida 33414, and THE BANK OF NEW YORK, a New York banking corporation formed under the laws of the State of New York, as Trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

          The Company has duly authorized the creation of an issue of 8 1/2% Senior Notes due 2010 (herein called the "Initial Securities"), and 8 1/2% Series B Senior Notes due 2010 (the "Exchange Securities" and, together with the Initial Securities and any Additional Securities, as defined herein, the "Securities") of substantially the tenor and amount hereinafter set forth (subject to the ability of the Company to issue Additional Securities hereunder as described herein), and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

          Upon the issuance of the Exchange Securities, if any, or the effectiveness of the Shelf Registration Statement (as defined herein), this Indenture will be subject to the provisions of the Trust Indenture Act of 1939, as amended, that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

          All things necessary have been done to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company and to make this Indenture a valid agreement of the Company, in accordance with their and its terms.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

          SECTION 101.  DEFINITIONS.

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

          (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein, and the terms "cash transaction" and "self-liquidating paper", as used in TIA Section 311, shall have the meanings assigned to them in the rules of the Commission adopted under the Trust Indenture Act;

          (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP; and

          (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          Certain terms, used principally in Articles Two, Ten and Twelve, are defined in those Articles.

          "Acquired Indebtedness" means Indebtedness of a Person (a) assumed in connection with an Asset Acquisition from such Person or (b) existing at the time such Person becomes a subsidiary of any other Person (other than any Indebtedness incurred in connection with, or in contemplation of, such Asset Acquisition or such Person becoming such a subsidiary).

          "Act", when used with respect to any Holder, has the meaning specified in Section 105.

          "Additional Securities" means further Securities (other than the Initial Securities issued on the date of this Indenture) issued under this Indenture in accordance with the terms of this Indenture, including Section 303 hereof, as part of the same series as the Initial Securities, ranking equally with the Initial Securities in all respects, subject to compliance with Section 1010 herein.

          "Affiliate" means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person.

          "Agent Bank" means JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), a New York banking corporation, as Administrative Agent under the Bank Credit Agreement, and any future agent under the Bank Credit Agreement.

          "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security, Euroclear and Clearstream, in each case to the extent applicable to such transaction and as in effect at the time of such transfer or transaction.

          "Asset Acquisition" means (a) an Investment by the Company or any Restricted Subsidiary of the Company in any other Person pursuant to which such Person shall become a Restricted Subsidiary or any Restricted Subsidiary shall be merged with or into the Company or any Restricted Subsidiary or (b) the acquisition by the Company or any Restricted Subsidiary of the assets of any Person which constitute all or substantially all of the assets of such Person or any division or line of business of such Person.

          "Asset Sale" means any sale, issuance, conveyance, transfer, lease or other disposition to any Person other than the Company or a Restricted Subsidiary, in one or a series of related transactions, of (a) any Capital Stock of any Restricted Subsidiary held by the Company or any Restricted Subsidiary;
(b) all or substantially all of the properties and assets of any division or line of business of the Company or any Restricted Subsidiary; or (c) any other properties or assets of the Company or any Restricted Subsidiary other than in the ordinary course of business. For the purposes

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of this definition, the term "Asset Sale" shall not include any sale, issuance, conveyance, transfer, lease or other disposition of properties or assets (i) that is governed by the provisions of Article Eight of this Indenture, (ii) that constitutes a Permitted Investment or Restricted Payment, if permitted under
Section 1011 of this Indenture, (iii) that consists of damaged, obsolete or worn out property or equipment, or property or equipment that is no longer necessary or useful in the conduct of the business of the Company and its Restricted Subsidiaries or (iv) having a Fair Market Value of less than $250,000.

          "Attributable Indebtedness" in respect of a Sale/Leaseback Transaction means, as at the time of determination, the present value (discounted at the interest rate borne by the Securities, compounded annually) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such Sale/Leaseback Transaction (including any period for which such lease has been extended); provided, however, that "Attributable Indebtedness" shall not include any such obligations to the extent they relate to the lease of manufacturing facilities, warehouses, offices, distribution facilities or other facilities, including without limitation, the fixtures appertaining thereto, unless such obligations are required to be recorded on the Company's balance sheet in accordance with GAAP.

          "Average Life" means, with respect to any Indebtedness, as at any date of determination, the quotient obtained by dividing (a) the sum of the products of (i) the number of years from such date to the date or dates of each successive scheduled principal payment (including, without limitation, any sinking fund requirements) of such Indebtedness multiplied by (ii) the amount of each such principal payment by (b) the sum of all such principal payments.

          "Bank Credit Agreement" means the Credit Agreement dated as of August 21, 2001, as amended as of December 14, 2001, January 23, 2003, March 4, 2003, September 26, 2003 and October 2, 2003, between the Company and the Banks as in effect on the date hereof and as such Agreement may be amended, restated, supplemented, modified, renewed, refunded, replaced (which replacement can occur after termination of the relevant agreement), refinanced or substituted in one or more agreements and in whole or in part from time to time.

          "Banks" means the banks and other financial institutions from time to time that are lenders under the Bank Credit Agreement.

          "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York or the city in which the principal corporate trust office of the Trustee is located are authorized or obligated by law or executive order to close.

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          "Capital Stock" means, with respect to any Person, any and all shares, interests, participations, rights in or other equivalents (however designated) of such Person's capital stock, and any rights (other than debt securities convertible into capital stock), warrants or options exchangeable for or convertible into such capital stock.

          "Capitalized Lease Obligation" means any obligation under a lease of (or other agreement conveying the right to use) any property (whether real, personal or mixed) that is required to be classified and accounted for as a capital lease obligation under GAAP, and, for the purpose of this Indenture, the amount of such obligation at any date shall be the capitalized amount thereof at such date, determined in accordance with GAAP.

          "Cash Equivalents" means (i) any evidence of Indebtedness with a maturity of 180 days or less issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof); (ii) certificates of deposit or acceptances with a maturity of 180 days or less of any financial institution that is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $500,000,000; (iii) commercial paper with a maturity of 180 days or less issued by a corporation that is not an Affiliate of the Company and is organized under the laws of any state of the United States or the District of Columbia and rated at least A-1 by S&P or at least P-1 by Moody's;
(iv) repurchase obligations with a term of not more than thirty days for underlying securities of the types described in clauses (i) and (ii) above entered into with any financial institution meeting the qualifications specified in clause (ii) above; and (v) money market funds, at least 95% of the assets of which constitute Cash Equivalents of the kinds described in clauses (i) through
(iv) of this definition.

          "Change of Control" means the occurrence of any of the following events: (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 40% of the total Voting Stock of the Company; (b) the Company consolidates with, or merges with or into, another Person or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any Person, or any Person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which the outstanding Voting Stock of the Company is converted into or exchanged for cash, securities or other property, other than any such transaction where (i) the outstanding Voting Stock of the Company is converted into or exchanged for (1) Voting Stock (other than Redeemable Capital Stock) of the surviving or transferee corporation or (2) cash, securities and other property in an amount which could be paid by the Company as a Restricted Payment under this Indenture and (ii) immediately after such transaction no "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 40% of the total Voting Stock of the surviving or transferee corporation; (c) during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election by such Board of Directors or whose nomination for election by the stockholders of the Company was approved by a vote of 66-2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company then in office; or (d) any final order, judgment or decree of a court of competent jurisdiction shall be entered against the Company decreeing the dissolution or liquidation of the Company.

          "Clearstream" means Clearstream Banking, societe anonyme (or any successor securities clearing agency).

          "Closing Date" means October 7, 2003.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Commodity Price Protection Obligation" means, in respect of a Person, any forward contract, commodity swap agreement, commodity option agreement or other similar agreement or arrangement designed to fix or hedge commodity price risk.

          "Common Stock" means, with respect to any Person, any and all shares, interests or other participations in, and other equivalents (however designated and whether voting or nonvoting) of, such Person's common stock, whether outstanding at the Closing Date or issued after the Closing Date, and includes, without limitation, all series and classes of such common stock.

          "Company" means the Person named as the "Company" in the first paragraph of this Indenture, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

          "Company Request" or "Company Order" means a written request or order in sufficient form and detail satisfactory to the Trustee signed in the name of the Company by its Chairman, Chief Executive Officer, its President, any Vice President, its Chief Financial Officer, its Treasurer or an Assistant Treasurer, and delivered to the Trustee.

          "Consolidated Adjusted Net Income" means, with respect to any Person for any period, the consolidated net income (or loss) of such Person and its Restricted Subsidiaries for such period as determined in accordance with GAAP, adjusted by excluding (a) net after-tax extraordinary gains or losses (less all fees and expenses relating thereto), (b) net after-tax gains or losses (less all fees and expenses relating thereto) attributable to asset dispositions, (c) the net income (or net loss) of any Person (other than the Company or a Restricted Subsidiary), including Unrestricted Subsidiaries, in which the Company or any of its Restricted Subsidiaries has an ownership interest, except to the extent of the amount of dividends or other distributions actually paid to the Company or its Restricted Subsidiaries in cash by such other Person during such period, (d) net income (or net loss) of any Person combined with the Company or any of its Restricted Subsidiaries on a "pooling of interests" basis attributable to any period prior to the date of combination, (e) the net income of any Restricted Subsidiary to the extent that the declaration or payment of dividends or similar distributions by that

Restricted Subsidiary of that net income is not at the date of determination permitted, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary or its stockholders, (f) any noncash compensation charges or other noncash expenses or charges arising from the grant of or issuance or repricing of stock, stock options or other equity-based awards or any amendment, modification, substitution or change of any such stock, stock options or other equity-based awards and (g) any net gain or loss arising from the extinguishment of any Indebtedness of any Person, including the amortization or write-off of debt issuance costs or debt discount.

          "Consolidated Debt" means, as of the date of determination, the aggregate amount of Indebtedness reflected on the consolidated balance sheet of the Company and its Restricted Subsidiaries as of such date in conformity with GAAP.

          "Consolidated EBITDA" means, with respect to any Person for any period, the sum of Consolidated Adjusted Net Income plus, to the extent not previously added back in calculating Consolidated Adjusted Net Income, Consolidated Interest Expense, Consolidated Income Tax Expense and Consolidated Noncash Charges for such period of such Person on a consolidated basis.

          "Consolidated Fixed Charge Coverage Ratio" of any Person means, for any period, the ratio of (a) Consolidated EBITDA of such Person for such period, to (b) the Consolidated Interest Expense of such Person for such period; PROVIDED that (i) in making such computation, the Consolidated Interest Expense of such Person attributable to interest on any Indebtedness computed on a PRO FORMA basis and bearing a floating interest rate shall be computed as if the rate in effect on the date of computation had been the applicable rate for the entire period, (ii) in making such computation, the Consolidated Interest Expense of such Person attributable to interest on any Indebtedness under a revolving credit facility computed on a PRO FORMA basis shall be computed based upon the average daily balance of such Indebtedness during the applicable period, and (iii) notwithstanding clauses (i) and (ii) above, interest on Indebtedness determined on a fluctuating basis, to the extent such interest is covered by agreements relating to Interest Rate Protection Obligations, shall be deemed to have accrued at the rate PER ANNUM resulting after giving effect to the operation of such agreements. If such Person or any of its subsidiaries directly or indirectly guarantees Indebtedness of a third Person, the above clause shall give effect to the incurrence of such guaranteed Indebtedness as if such Person or such subsidiary had directly incurred or otherwise assumed such guaranteed Indebtedness.

          "Consolidated Income Tax Expense" means, with respect to any Person for any period, the provision for federal, state, local and foreign income taxes of such Person and its Restricted Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP.

          "Consolidated Interest Expense" means, with respect to any Person for any period, without duplication, the sum of (i) the interest expense of such Person and its Restricted Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP, including, without limitation, (a) any amortization of debt discount, (b) the net cost under Interest Rate Protection Obligations (including any amortization of discounts), (c) the interest portion of any deferred payment obligation, (d) all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and (e) all accrued interest, (ii) the interest component of Capitalized Lease Obligations paid, accrued and/or scheduled to be paid or accrued by such Person and its Restricted Subsidiaries during such period as determined on a consolidated basis in accordance with GAAP and (iii) the aggregate dividends paid or accrued on Preferred Stock of such Person or its Restricted Subsidiaries during such period, to the extent such Preferred Stock is owned by Persons other than such Person and its Restricted Subsidiaries; provided, however, that Consolidated Interest Expense will not include any gain, loss or expense from extinguishment of debt, including the amortization or write-off of debt issuance costs or debt discount.

          "Consolidated Net Tangible Assets" of any Person means, as of any date, (a) all amounts that would be shown as assets on the latest consolidated balance sheet of such Person and its Subsidiaries prepared in accordance with GAAP, at the date of determination less (b) the amount thereof constituting goodwill and other intangible assets as calculated in accordance with GAAP.

          "Consolidated Noncash Charges" means, with respect to any Person for any period, the aggregate depreciation, amortization and other noncash expenses of such Person and its Restricted Subsidiaries reducing Consolidated Adjusted Net Income of such Person for such period, determined on a consolidated basis in accordance with GAAP, excluding any noncash charge which requires an accrual or reserve for cash charges for any future period.

          "Consolidated Total Assets" of any Person means, as of any date, all amounts that would be shown as assets on the latest consolidated balance sheet of such Person and its Restricted Subsidiaries prepared in accordance with GAAP, at the date of determination.

          "Corporate Trust Office" means the principal corporate trust office of the Trustee, at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Indenture is located at 101 Barclay Street, New York, New York 10286.

          "corporation" includes corporations, associations, companies and business trusts.

          "Credit Facilities" means, one or more debt facilities (including, without limitation, the Bank Credit Agreement or commercial paper facilities or other agreements or indentures, in each case with banks or other lenders providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables) or other debt) or letters of credit or other debt, in each case, as amended, restated, modified, renewed, refunded, replaced (which replacement can occur after termination of the relevant agreement), refinanced or substituted in whole or in part from time to time by one or more of such facilities, whether with the same or different banks or lenders and whether or not increasing the amount thereunder.

          "Currency Exchange Protection Obligation" means, in respect of a Person, any foreign exchange contract, currency swap agreement, currency option or other similar agreement or arrangement designed to fix or hedge currency exchange risk.

          "Default" means any event that is, or after notice or passage of time or both would be, an Event of Default.

          "Defaulted Interest" has the meaning specified in Section 309.

          "Depositary" means The Depository Trust Company, its nominees and successors.

          "Disinterested Director" means, with respect to any transaction or series of transactions in respect of which the Board of Directors is required to deliver a resolution of the Board of Directors under this Indenture, a member of the Board of Directors who does not have any material direct or indirect financial interest in or with respect to such transaction or series of transactions.

          "Domestic Subsidiary" means a Restricted Subsidiary other than a Foreign Subsidiary.

          "Eligible Inventories" as of any date means the consolidated inventories of the Company and its Restricted Subsidiaries (net of any reserve) as shown on a consolidated balance sheet of the Company and its Restricted Subsidiaries, all in accordance with GAAP.

          "Eligible Receivables" as of any date means the consolidated accounts receivables (net of any reserve) of the Company and its Restricted Subsidiaries that are not more than 60 days past their due date and that were entered into on normal payment terms as shown on a consolidated balance sheet of the Company and its Restricted Subsidiaries, all in accordance with GAAP.

          "Equity Offering" means any public or private sale of common stock of the Company, other than (i) any public offerings with respect to the Company's Common Stock registered on Form S-8 or Form S-4 and (ii) any private placement occurring in connection with or after the occurrence of a Change of Control when the Company's Common Stock is eligible for delisting from a national securities exchange or automated quotation dealer system on which such Common Stock was trading or quoted prior to such Change of Control.

          "Euroclear" means Euroclear Bank S.A./N.V., as operator of the Euroclear Clearance System (or any successor securities clearing agency).

          "Event of Default" has the meaning specified in Section 501.

          "Excess Proceeds Offer" has the meaning specified in Section 1016.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations thereunder.

          "Exchange Offer" means the exchange offer that may be effected pursuant to the Registration Rights Agreement.

          "Exchange Offer Registration Statement" means the Exchange Offer Registration Statement as defined in the Registration Rights Agreement.

          "Exchange Global Securities" has the meaning specified in Section 201.

          "Exchange Securities" has the meaning stated in the first recital of this Indenture and refers to any Exchange Securities containing terms substantially identical to the Initial Securities or Additional Securities, as the case may be (except that such Exchange Securities shall not contain terms with respect to transfer restrictions) that are issued and exchanged for the Initial Securities or Additional Securities, as the case may be, pursuant to this Indenture.

          "Fair Market Value" means, with respect to any asset, the price which could be negotiated in an arm's-length free market transaction, for cash, between a willing seller and a willing buyer, neither of which is under pressure or compulsion to complete the transaction.

          "Federal Bankruptcy Code" means the Bankruptcy Act of Title 11 of the United States Code, as amended from time to time.

          "Foreign Subsidiary" means a Restricted Subsidiary (x) that is incorporated in a jurisdiction other than the United States or a state thereof or the District of Columbia or (y) is organized under the laws of the United States of America or any State thereof or the District of Columbia that has no material assets other than Capital Stock of one or more foreign entities of the type described in clause (x) above and is not a guarantor of Indebtedness under the Bank Credit Agreement.

          "Fully Traded Common Stock" means Common Stock issued by any corporation if (A) such Common Stock is listed on The New York Stock Exchange, The American Stock Exchange or The London Stock Exchange or the Nasdaq National Market; PROVIDED that such Common Stock is freely tradeable under the Securities Act (or, in the case of The London Stock Exchange, any applicable law, rule or regulation) upon issuance; and (B) such Common Stock does not constitute more than 15% of the issued and outstanding Common Stock of such corporation held by Persons other than 10% holders of such Common Stock and Affiliates and insiders of such corporation.

          "GAAP" means generally accepted accounting principles, consistently applied, that are set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States of America, which are applicable as of the Closing Date.

          "Global Security" means the U.S. Global Securities, the Regulation S Global Securities and the Series B Global Securities to be issued as Book-Entry Securities issued to the Depositary in accordance with Section 306.

          "guarantee" means, as applied to any obligation, (i) a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner, of any part or all of such obligation and (ii) an agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of nonperformance) of all or any part of such obligation, including, without limiting the foregoing, the payment of amounts drawn down by letters of credit.

          "Guarantee" means any guarantee of any Indebtedness of the Company incurred by any Restricted Subsidiary in accordance with this Indenture. When used as a verb, "Guarantee" shall have a corresponding meaning.

          "Guarantor" means any Restricted Subsidiary which incurs a Guarantee.

          "Hedging Protection Obligations" means, with respect to any specified Person, the obligations of such Person under Interest Rate Protection Obligations, Commodity Protection Obligations and Currency Exchange Protection Obligations.

          "Holder" means a Person in whose name a Security is registered in the Security Register.

          "Indebtedness" means, with respect to any Person, without duplication,
(a) all liabilities of such Person for borrowed money or for the deferred purchase price of property or services, excluding any trade payables and other accrued current liabilities incurred in the ordinary course of business, but including, without limitation, all obligations, contingent or otherwise, of such Person in connection with any letters of credit, bankers' acceptance or other similar credit transaction and in connection with any agreement to purchase, redeem, exchange, convert or otherwise acquire for value any Capital Stock of such Person, or any warrants, rights or options to acquire such Capital Stock, now or hereafter outstanding, if, and to the extent, any of the foregoing would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, (b) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, if, and to the extent, any of the foregoing would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, (c) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), but excluding trade accounts payable arising in the ordinary course of business, (d) all Capitalized Lease Obligations of such Person, (e) all Indebtedness referred to in the preceding clauses of other Persons and all dividends of other Persons, the payment of which is secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness (the amount of such obligation being deemed to be the lesser of the value of such property or asset or the amount of the obligation so secured), (f) all guarantees by such Person of Indebtedness referred to in this definition, (g) all Redeemable Capital Stock of such Person valued at the greater of its voluntary or involuntary maximum fixed repurchase price plus accrued dividends, (h) all obligations of such Person under or in respect of Currency Exchange Protection Obligations and Interest Rate Protection Obligations, and (i) all Preferred Stock of any Restricted Subsidiary of such Person; provided that for purposes of this Indenture, performance, surety and appeal bonds incurred in the ordinary course of business and undrawn letters of credit (or if drawn which are reimbursed within 5 business days) shall not be deemed Indebtedness. For purposes hereof, the "maximum fixed repurchase price" of any Redeemable Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Redeemable Capital Stock as if such Redeemable Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to this Indenture, and if such price is based upon, or measured by, the fair market value of such Redeemable Capital Stock, such fair market value shall be determined in good faith by the board of directors of the issuer of such Redeemable Capital Stock.

          "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

          "Initial Securities" has the meaning stated in the first recital of this Indenture and means Securities other than Exchange Securities issued under this Indenture.

          "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

          "Interest Rate Protection Obligations" means the obligations of any Person pursuant to any arrangement with any other Person whereby, directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a floating or a fixed rate of interest on a stated notional amount in exchange for periodic payments made by such Person calculated by applying a fixed or a floating rate of interest on the same notional amount and shall include without limitation, interest rate swaps, caps, floors, collars and similar agreements.

          "Investment" means, with respect to any Person, any direct or indirect loan or other extension of credit or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition by such Person of any Capital Stock, bonds, notes, debentures or other securities or evidences of Indebtedness issued by, any other Person. In addition, the Fair Market Value of the net assets of any Restricted Subsidiary of the Company at the time that such Restricted Subsidiary is designated an Unrestricted Subsidiary shall be deemed to be an "Investment" made by the Company in such Unrestricted Subsidiary at such time. "Investments" shall exclude extensions of trade credit on commercially reasonable terms in accordance with normal trade practices.

          "Lien" means any mortgage, charge, pledge, lien (statutory or other), security interest, hypothecation, assignment for security, claim, or preference or priority or other encumbrance upon or with respect to any property of any kind. A Person shall be deemed to own subject to a Lien any property which such Person has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement.

          "Maturity", means with respect to any Security, the date on which any principal of such Security or an installment of interest becomes due and payable as provided therein or herein, whether at the Stated Maturity with respect to such principal or by declaration of acceleration, call for redemption or purchase or otherwise.

          "Moody's" means Moody's Investors Service, Inc. and its successors.

          "Net Cash Proceeds" means, with respect to any Asset Sale, the proceeds thereof in the form of cash or Cash Equivalents including payments in respect of deferred payment obligations when received in the form of cash or Cash Equivalents (except to the extent that such obligations are financed or sold with recourse to the Company or any Restricted Subsidiary of the Company), net of (i) brokerage commissions and other fees and expenses (including fees and expenses of legal counsel and investment banks) related to such Asset Sale, (ii) provisions for all taxes payable as a result of such Asset Sale, (iii) amounts required to be paid to any Person (other than the Company or any

Restricted Subsidiary) owning a beneficial interest in the assets subject to the Asset Sale and (iv) appropriate amounts to be provided by the Company or any Restricted Subsidiary, as the case may be, as a reserve required in accordance with GAAP consistently applied against any liabilities associated with such Asset Sale and retained by the Company or any Restricted Subsidiary, as the case may be, after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale, all as reflected in an Officers' Certificate delivered to the Trustee.

          "Non-U.S. Person" means a Person that is not a "U.S. person" as defined in Regulation S under the Securities Act.

          "Officers' Certificate" means a certificate signed by the Chairman, the Chief Executive Officer, the President, a Vice President or the Chief Financial Officer, and by the Treasurer, the Chief Financial Officer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

          "Opinion of Counsel" means a written opinion of counsel in form and substance reasonably satisfactory to the Trustee, who may be counsel for the Company, including an employee of the Company, and who shall be acceptable to the Trustee.

          "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (i) Securities theretofore cancelled pursuant to a Company Order by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore irrevocably deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; PROVIDED that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

          (iii) Securities, except to the extent provided in Sections 1202 and 1203, with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article Twelve; and

          (iv) Securities which have been paid pursuant to Section 308 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented and delivered to the Trustee proof satisfactory to it in its sole discretion that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company;

PROVIDED, HOWEVER, that, in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, consent, notice or waiver hereunder, and for the purpose of making the calculations required by TIA Section 313, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

          "Pari Passu Indebtedness" means Indebtedness of the Company which is PARI PASSU with the Securities.

          "Paying Agent" means any Person (including the Company acting as Paying Agent) authorized by the Company to pay the principal of (and premium, if any, on) or interest on any Securities on behalf of the Company.

          "Permitted Indebtedness" has the meaning specified in Section 1010(b).

          "Permitted Investments" means any of the following:

          (i)     Investments in Cash Equivalents;

          (ii)    Investments in the Company or Restricted Subsidiaries;

          (iii) Investments in an amount not to exceed $15,000,000 at any one time outstanding;

          (iv) Investments by the Company or any Restricted Subsidiary of the Company in another Person, if as a result of such Investment (A) such other Person becomes a Restricted Subsidiary or (B) such other Person is merged or consolidated with or into, or transfers or conveys all or substantially all of its assets to, the Company or a Restricted Subsidiary;

          (v) Investments of the type described in clause (iv) of Section 1010(b); or

          (vi) Investments made as a result of the receipt of noncash consideration from an asset sale that was made in compliance with the provisions of Section 1016.

          In connection with any assets or property contributed or transferred to any Person as an Investment, such property and assets shall be equal to the Fair Market Value (as determined by the Company's Board of Directors) at the time of Investment.

          "Permitted Liens" means the following types of Liens:

          (i) Liens created pursuant to a Credit Facility in an amount not to exceed the greater of (i) the amount of debt incurred pursuant to clause
     (i) under subclause (b)(i) of Section 1010; and (ii) the sum of 80% of the aggregate amount of Eligible Receivables and 50% of the aggregate amount of Eligible Inventory measured as of the most recent fiscal quarter preceding the time such Indebtedness is incurred;

          (ii) Liens outstanding on the date on which the first Securities are originally issued;

          (iii) Liens imposed by any governmental authority for taxes, assessments or charges not yet due or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Company or the affected Restricted Subsidiaries, as the case may be, in accordance with GAAP;

          (iv) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith and by appropriate proceedings and Liens securing judgments but only to the extent, for an amount and for a period not resulting in an Event of Default under clause (vi) of Section 501;

          (v) pledges or deposits under worker's compensation, unemployment insurance and other social security legislation;

          (vi) Liens, pledges or deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

          (vii) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business and encumbrances consisting of zoning restrictions, easements, licenses, restrictions on the use of property or minor imperfections in title thereto which, in the aggregate, are not material in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Company or any of its Restricted Subsidiaries;

          (viii) Liens on property of any entity which becomes a Restricted Subsidiary of the Company after the date on which the first Securities are originally issued; provided that such Liens are in existence at the time such entity becomes a Restricted Subsidiary of the Company and were not created in anticipation thereof and do not extend to any other property of the Company or any Restricted Subsidiary;

          (ix) Liens upon property, including software and license rights with respect to software, acquired after the date on which the first Securities are originally issued (by purchase, construction or otherwise) by the Company or any of its Restricted Subsidiaries, any of which Liens either (A) existed on such property before the time of its acquisition and was not created in anticipation thereof, or (B) was created solely for the purpose of securing Indebtedness representing, or incurred to finance, refinance or refund, the cost (including the cost of construction) of such property; provided that no such Lien shall extend to or cover any property of the Company or such Restricted Subsidiary other than the property so acquired and improvements thereon; and provided, further, that the principal amount of Indebtedness secured by any such Lien shall not exceed (at the time of incurrence) 100% of the fair market value (as determined in good faith by a senior financial officer of the Company) of such property at the time it was acquired (by purchase, construction or otherwise);

          (x) any Liens arising as a result of the sale of property owned by the Company or any Restricted Subsidiary of the Company which property is, immediately following such sale, leased back to the Company or any Restricted Subsidiary;

          (xi) additional Liens upon property of the Company or any of its Restricted Subsidiaries created after the date on which the first Securities are originally issued; provided that the aggregate Indebtedness secured thereby and incurred on and after the date on which the first Securities are originally issued shall not exceed $30 million in the aggregate at any one time outstanding;

          (xii)   Liens in favor of the Company or any Restricted Subsidiary;

          (xiii) Liens securing Hedging Protection Obligations of the Company or any of its Restricted Subsidiaries permitted to be incurred under the Indenture;

          (xiv) Liens on property necessary to defease Indebtedness that was not incurred in violation of the Indenture;

          (xv) Liens in favor of collecting or payor banks having a right of setoff, revocation, refund or chargeback with respect to money or instruments of the Company or any Restricted Subsidiary on deposit or in possession of such bank;

          (xvi) Liens on the property of Foreign Subsidiaries to secure Indebtedness of Foreign Subsidiaries permitted to be incurred under the Indenture;

          (xvii) Liens related to bonds or similar instruments related to the Company's or any Restricted Subsidiary's 401(k) or other retirement based benefit plans;

          (xviii) Liens incurred with respect to any environmental remediation program; and

          (xix) any extension, renewal or replacement (which replacement can occur after termination of the relevant agreement) of the foregoing; provided, however, that the Liens permitted hereunder shall not be spread to cover any additional Indebtedness or property (other than a substitution of like property).

          "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof or other similar entity.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the

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purposes of this definition, any Security authenticated and delivered under
Section 308 in exchange for a mutilated security or in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.

          "Preferred Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of such Person's preferred or preference stock whether now outstanding, or issued after the Closing Date, and including, without limitation, all classes and series of preferred or preference stock of such Person.

          "QIB" means a "Qualified Institutional Buyer" under Rule 144A.

          "Qualified Capital Stock" of any person means any and all Capital Stock of such person other than Redeemable Capital Stock.

          "Redeemable Capital Stock" means any class or series of Capital Stock that, either by its terms, by the terms of any security into which it is convertible or exchangeable or by contract or otherwise, is, or upon the happening of an event or passage of time would be, required to be redeemed prior to the final Stated Maturity of the Securities or is redeemable at the option of the holder thereof at any time prior to such final Stated Maturity, or is convertible into or exchangeable for debt securities at any time prior to such final Stated Maturity. Notwithstanding the preceding sentence, any Capital Stock that would constitute Redeemable Capital Stock solely because the holders thereof have the right to require the Company to repurchase such Capital Stock upon the occurrence of a Change of Control or an Asset Sale shall not constitute Redeemable Capital Stock if the terms of such Capital Stock provide that the Company may not repurchase or redeem any Capital Stock pursuant to such provisions unless such repurchase or redemption complies with Section 1011.

          "Redemption Date", when used with respect to any Security to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

          "Registration Rights Agreement" means (i) the Registration Rights Agreement between the Company and the Initial Purchasers named therein, dated as of October 7, 2003, relating to the Securities and (ii) with respect to any Additional Securities issued subsequent to October 7, 2003, any registration rights agreement entered into for the benefit of the holders of such Additional Securities, if any.

          "Registration Statement" means the Registration Statement as defined in the Registration Rights Agreement.

          "Regular Record Date" for the interest payable on any Interest Payment Date means the 15th of April or October (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

          "Regulation S" means Regulation S under the Securities Act, as amended from time to time.

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          "Regulation S Global Securities" means one or more permanent global
Securities in registered form representing the aggregate principal amount of Securities sold in reliance on Regulation S under the Securities Act.

          "Responsible Officer", when used with respect to the Trustee, means any vice president, any assistant vice president, any assistant treasurer, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Restricted Subsidiary" means any Subsidiary of the Company other than an Unrestricted Subsidiary.

          "Rule 144A" means Rule 144A under the Securities Act.

          "S&P" means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., and its successors.

          "Sale/Leaseback Transaction" means an arrangement relating to property now owned or hereafter acquired whereby the Company or a Restricted Subsidiary transfers such property to a Person and the Company or a Restricted Subsidiary leases it from such Person.

          "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture. For all purposes of this Indenture, the term "Securities" shall include any Exchange Securities to be issued and exchanged for any Securities pursuant to the Registration Rights Agreement and this Indenture and, for purposes of this Indenture (i) all Initial Securities and Exchange Securities that are issued and exchanged for the Initial Securities and (ii) all Additional Securities and Exchange Securities that are issued and exchanged for the Additional Securities, shall vote together as one series of Securities under this Indenture.

          "Securities Act" means the Securities Act of 1933, as amended from time to time, and the rules and regulations thereunder.

          "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

          "Senior Indebtedness" means any indebtedness that is PARI PASSU as to ranking with the Securities.

          "Shelf Registration Statement" means the Shelf Registration Statement as defined in the Registration Rights Agreement.

          "Significant Subsidiary" of the Company means any Restricted Subsidiary of the Company that is a "significant subsidiary" as defined in Rule 1.02(v) of Regulation S-X under the Securities Act, as in effect on the date of this Indenture.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 309.

          "Stated Maturity" means, when used with respect to any Security or any installment of interest thereon, the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable, and, when used with respect to any other Indebtedness, means the date specified in the instrument governing such Indebtedness as the fixed date on which the principal of such Indebtedness, or any installment of interest thereon, is due and payable.

          "Subordinated Indebtedness" means Indebtedness of the Company which is expressly subordinated in right of payment to the Securities.

          "Subsidiary" means, with respect to any Person, (i) a corporation a majority of whose Voting Stock is at the time, directly or indirectly, owned by such Person, by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof or (ii) any other Person (other than a corporation), including, without limitation, a joint venture, in which such Person, one or more Subsidiaries thereof or such Person and one or more Subsidiaries thereof, directly or indirectly, at the date of determination thereof, has at least majority ownership interest entitled to vote in the election of directors, managers or trustees thereof (or other Person performing similar functions). Unless specifically provided to the contrary herein, Unrestricted Subsidiaries shall not be included in the definition of Subsidiaries for any purpose of this Indenture (other than for the purposes of the definition of "Unrestricted Subsidiary" herein).

          "total consolidated revenues" means, with respect to any Person for any period, the net sales of such Person and its Subsidiaries determined on a consolidated basis in accordance with GAAP; for purposes of this definition, the definition of Subsidiaries shall include Unrestricted Subsidiaries and, for purposes of calculating net sales, net sales of a Person shall exclude any intercompany sales with the Company or any of its Subsidiaries.

          "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was executed, except as provided in Section 905.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

          "Unrestricted Subsidiary" means (1) any Subsidiary of the Company which at the time of determination shall be an Unrestricted Subsidiary (as designated by the Board of Directors of the Company, as provided below) and (2) any Subsidiary of an Unrestricted Subsidiary. As of the date the Securities are issued, the following Subsidiaries of the Company are Unrestricted Subsidiaries:
Advanced Thermal Sciences Corporation and its Subsidiaries. The Board of Directors of the Company may designate any Subsidiary of the Company (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary unless such Subsidiary owns any Capital Stock of, or owns, or holds any Lien on, any property of the Company or any other Subsidiary of the Company which is not a Subsidiary of the Subsidiary to be so designated; PROVIDED that either (x) the Subsidiary to be designated has total assets of $1,000 or less at the time of its designation or (y)

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immediately after giving effect to such designation, the Company could incur
$1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to
Section 1010. The Board of Directors may designate any Unrestricted Subsidiary to be a Subsidiary; PROVIDED that immediately after giving effect to such designation, the Company could incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to Section 1010. For purposes of the foregoing, the designation of a Subsidiary of the Company as an Unrestricted Subsidiary shall be deemed to be the designation of all of the Subsidiaries of such Subsidiary.

          "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

          "Voting Stock" means any class or classes of Capital Stock pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of any Person (irrespective of whether or not, at the time, stock of any other class or classes shall have, or might have, voting power by reason of the happening of any contingency).

          "wholly-owned" with respect to any Subsidiary, means any Subsidiary of any Person of which at least 99% of the outstanding Capital Stock is owned by such Person or another wholly-owned Subsidiary of such Person. For purposes of this definition, any directors' qualifying shares or investments by foreign nationals mandated by applicable law shall be disregarded in determining the ownership of a Subsidiary.

          "8% Notes" means the Company's 8% Senior Subordinated Notes due 2008.

          "8 7/8% Notes" means the Company's 8 7/8% Senior Subordinated Notes due 2011.

          "9 1/2% Notes" means the Company's 9 1/2% Senior Subordinated Notes due 2008.

          SECTION 102.  INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.

          Whenever this Indenture refers to a provision of the Trust Indenture Act, the provision is incorporated by reference in and made a part of this Indenture. The following Trust Indenture Act terms used in this Indenture have the following meanings:

          "indenture securities" means the Securities;

          "indenture security holder" means a Holder;

          "indenture to be qualified" means this Indenture;

          "indenture trustee" or "institutional trustee" means the Trustee; and

          "obligor" on the indenture securities means the Company or any other obligor on the Securities.

          All other Trust Indenture Act terms used in this Indenture that are defined by the Trust Indenture Act, defined by reference in the Trust Indenture Act to another statute or defined by a rule of the Commission and not otherwise defined herein shall have the meanings assigned to them therein.

          SECTION 103.  COMPLIANCE CERTIFICATES AND OPINIONS.

          Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate and an Opinion of Counsel each satisfactory in form and substance to the Trustee, which, taken together, state that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than pursuant to Section 1008(a)) shall include:

          (1) a statement that each individual signing such certificate or opinion has read and understands such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

          SECTION 104.  FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          SECTION 105.  ACTS OF HOLDERS.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders (which may be electronic) in person or by agents duly appointed in writing and may be given or obtained in connection with a purchase of, or tender offer or exchange offer for, outstanding Securities; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (c) The principal amount and serial numbers of Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

          (d) If the Company shall solicit from the Holders of Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to Board Resolution, fix in advance a record date, of which it shall notify the Trustee and Paying Agent, for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding TIA Section 316(c), such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; PROVIDED that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

          (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

          SECTION 106.  NOTICES, ETC., TO TRUSTEE, COMPANY.

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at 101 Barclay Street, New York, New York 10286, telefax: 212-815-5915, Attention: Corporate Trust Administration, or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at 1400 Corporate Center Way, Wellington, Florida 33414, telefax: 561-791-3966, Attention: Chief Financial Officer, or at any other address previously furnished in writing to the Trustee by the Company.

          SECTION 107.  NOTICE TO HOLDERS; WAIVER.

          Where this Indenture provides for notice of any event to Holders by the Company or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event to Holders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving

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such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice for every purpose hereunder.

          SECTION 108.  EFFECT OF HEADINGS AND TABLE OF CONTENTS.

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          SECTION 109.  SUCCESSORS AND ASSIGNS.

          All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

          SECTION 110.  SEPARABILITY CLAUSE.

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 111.  BENEFITS OF INDENTURE.

          Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto, any Paying Agent, any Securities Registrar and their successors hereunder, the Holders and, with respect to any provisions hereof relating to the subordination of the Securities or the rights of holders of Senior Indebtedness, the holders of Senior Indebtedness, any benefit or any legal or equitable right, remedy or claim under this Indenture.

          SECTION 112.  GOVERNING LAW.

          This Indenture and the Securities shall be governed by and construed in accordance with the law of the State of New York, without regard to the principles of conflicts of law. Upon the issuance of the Exchange Securities or the effectiveness of the Shelf Registration Statement, this Indenture shall be subject to the provisions of the Trust Indenture Act of 1939, as amended, that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

          SECTION 113.  LEGAL HOLIDAYS.

          In any case where any Interest Payment Date, Redemption Date, Stated Maturity or Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or at the Stated Maturity or Maturity; PROVIDED that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, Stated Maturity or Maturity, as the case may be.

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          SECTION 114.  NO PERSONAL LIABILITY OF DIRECTORS, OFFICERS, EMPLOYEES,
 MEMBERS, PARTNERS AND STOCKHOLDERS.

          No director, officer, employee, member, partner or stockholder of the Company will have any liability for any obligations of the Company under the Securities, this Indenture, of for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities. The waiver may not be effective to waive liabilities under the federal securities laws.

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                                   ARTICLE TWO

                                 SECURITY FORMS

          SECTION 201.  FORMS GENERALLY.

          The definitive Securities shall be printed, lithographed or engraved on steel-engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Securities, as evidenced by their execution of such Securities.

          The Initial Securities shall be known as the "8 1/2% Senior Notes due 2010" and the Exchange Securities shall be known as the "8 1/2% Series B Senior Notes due 2010", in each case, of the Company. The Securities and the Trustee's certificate of authentication shall be in substantially the form annexed hereto as Exhibit A. The Securities may have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture and may have letters, notations or other marks of identification and such notations, legends or endorsements required by law, stock exchange agreements to which the Company is subject or usage. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security. The Company shall approve the form of the Securities and any notation, legend or endorsement on the Securities. Each Security shall be dated the date of its authentication.

          The terms and provisions contained in the form of the Securities annexed hereto as Exhibit A shall constitute, and are hereby expressly made, a part of this Indenture. To the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

          Initial Securities offered and sold in reliance on Rule 144A shall be issued initially in the form of one or more permanent global Securities substantially in the form set forth in Exhibit A (the "U.S. Global Security") deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the U.S. Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

          Initial Securities offered and sold in reliance on Regulation S shall be issued in the form of one or more Regulation S Global Securities, substantially in the form set forth in Exhibit A, deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided; provided, however, that upon such deposit through and including the 40th day after the later of the commencement of the offering of the Initial Securities offered and sold in reliance on Regulation S and the original issue date of the Securities (such period through and including such 40th day, the "Restricted Period"), all such Securities shall be credited to or through accounts maintained at the Depositary by or on behalf of Euroclear or Clearstream unless exchanged for interests in the U.S. Global Securities in accordance with the transfer and certification requirements described below. The aggregate principal amount of the Regulation S Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

          Exchange Securities exchanged for Initial Securities shall be issued initially in the form of one or more Exchange Global Securities, substantially in the form set forth in Exhibit A ("Exchange Global Securities"), deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Exchange Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

          Initial Securities offered and sold other than as described in the second and third preceding paragraphs shall be issued in the form of permanent certificated Securities in registered form in substantially the form set forth in Exhibit A (the "Physical Securities".)

          With respect to any Additional Securities issued subsequent to the date of this Indenture notwithstanding anything else herein, (1) all references in Section 202 herein and elsewhere in this Indenture to a Registration Rights Agreement shall be to the registration rights agreement entered into with respect to such Additional Securities, (2) any references in this Indenture to the Exchange Offer, Exchange Offer Registration Statement, Shelf Registration Statement, Initial Purchasers, and any other term related thereto shall be to such terms as they are defined in such registration rights agreement entered into with respect to such Additional Securities, (3) all time periods described in the Securities with respect to the registration of such Additional Securities shall be as provided in such Registration Rights Agreement entered into with respect to such Additional Securities, (4) any penalty interest may, if set forth in the Registration Rights Agreement, be paid to the holders of the Additional Securities immediately prior to the making or the consummation of the Exchange Offer regardless of any other provisions regarding record dates herein and (5) all provisions of this Indenture shall be construed and interpreted to permit the issuance of such Additional Securities and to allow such Additional Securities to become fungible and interchangeable with the Initial Securities originally issued under this Indenture.

          SECTION 202.  RESTRICTIVE LEGENDS.

          Unless and until (i) an Initial Security is sold under an effective Registration Statement or (ii) an Initial Security is exchanged for an Exchange Security in connection with an effective Registration Statement, in each case pursuant to the Registration Rights Agreement, each such Security shall bear the following legend (the "Private Placement Legend") on the face thereof:

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY, OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) ONLY (A) TO THE COMPANY, (B) PURSUANT

     TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION COMPLYING WITH THE PROVISIONS OF RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 (IF AVAILABLE), OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSES (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE.

          Each Global Security, whether or not an Initial Security, shall also bear the following legend on the face thereof:

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 306 AND 307 OF THE INDENTURE.

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                                  ARTICLE THREE

                                 THE SECURITIES

          SECTION 301.  TITLE AND TERMS.

          The initial aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is $175,000,000, in principal amount of Securities, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306, 307, 308, 906, 1015, 1016 or 1108.
Notwithstanding the foregoing, the Company may, from time to time, without notice to or the consent of the Holders of Securities, create and issue Additional Securities under this Indenture ranking equally with the Securities in all respects, subject to the limitations described in Section 1010 hereof. The terms of the Securities and any Additional Securities may have different issuance dates and dates from which interest accrues and shall be part of the same series. The total amount of the Securities which may be issued under this Indenture is unlimited. Such Additional Securities will be consolidated and form a single series with the Securities, vote together with the Securities and have the same terms as to status, redemption or otherwise as the Securities. References to the Securities under this Indenture include these Additional Securities if they are in the same series, unless the context requires otherwise.

          The Initial Securities shall be known and designated as the "8 1/2% Senior Notes due 2010" of the Company. The Exchange Securities shall be known and designated as the "8 1/2% Series B Senior Notes due 2010" of the Company. The Stated Maturity of the Initial Securities and the Exchange Securities shall be October 1, 2010, and, except as otherwise set forth herein, they shall bear interest at the rate of 8 1/2% per annum from October 7, 2003, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable semi-annually in arrears on April 1 and October 1, beginning April 1, 2004, in each year and at said Stated Maturity, until the principal thereof is paid or duly provided for.

          The principal of (and premium, if any, on) and interest on the Securities shall be payable at the office or agency of the Company maintained for such purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose; PROVIDED, HOWEVER, that, at the option of the Company, interest may be paid by check mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Security Register.

          The Securities shall be redeemable as provided in Article Eleven.

          If Additional Securities are issued under this Indenture, then such Securities shall be issued on terms substantially identical to: (a) if such Additional Securities are issued prior to the issuance of any Exchange Securities that are issued and exchanged for the Initial Securities, the Initial Securities, with substantially identical registration rights, or (b) if such Additional Securities are issued on or after the date of issuance of the Exchange Securities that are issued and exchanged for the Initial Securities, the Initial Securities, with substantially identical registration rights, or, at the Company's option, the Exchange Securities.

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          The terms of the Initial Securities and any Additional Securities may
have different issuance dates and dates from which interest accrues and shall be part of the same series. The Initial Securities and any Additional Securities subsequently issued under this Indenture will be consolidated and form a single series for all purposes under this Indenture, including, without limitation, voting, status, redemptions, waivers and amendments.

          SECTION 302.  DENOMINATIONS.

          The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

          SECTION 303.  EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

          The Securities shall be executed on behalf of the Company by its Chairman, its President or a Vice President, and be notarized by a notary public. The signature of any of these officers on the Securities may be manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Securities.

          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities directing the Trustee to authenticate the Securities and certifying that all conditions precedent to the issuance of Securities contained herein have been fully complied with, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities. On Company Order, the Trustee shall authenticate for original issue (i) Exchange Securities in exchange for Initial Securities in an aggregate principal amount not to exceed $175,000,000 or (ii) Exchange Securities in exchange for Additional Securities; PROVIDED that such Exchange Securities shall be issuable only upon the valid surrender for cancellation of Initial Securities or Additional Securities, as the case may be, of a like aggregate principal amount in accordance with an Exchange Offer pursuant to the Registration Rights Agreement. In each case, the Trustee shall be entitled to receive an Officers' Certificate and an Opinion of Counsel of the Company that it may reasonably request in connection with such authentication of Securities. Such order shall specify the amount of Securities to be authenticated and the date on which the original issue of Securities or Exchange Securities is to be authenticated.

          Each Security shall be dated the date of its authentication.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for in Exhibit A duly executed by the Trustee by manual signature of a Responsible Officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

          In case the Company, pursuant to Article Eight, shall be consolidated or merged with or into any other Person or shall convey, transfer, lease or otherwise dispose of its properties and assets substantially as an entirety to any Person, and the successor Person resulting from such consolidation, or surviving such merger, or into which the Company shall have been merged, or the Person which shall have received a conveyance, transfer, lease or other disposition as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article Eight, any of the Securities authenticated or delivered prior to such consolidation, merger, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Securities executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon Company Request of the successor Person, shall authenticate and deliver Securities as specified in such request for the purpose of such exchange. If Securities shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section in exchange or substitution for or upon registration of transfer of any Securities, such successor Person, at the option of the Holders but without expense to them, shall provide for the exchange of all Securities at the time Outstanding for Securities authenticated and delivered in such new name.

          SECTION 304.  TEMPORARY SECURITIES.

          Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

          If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

          SECTION 305.  REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

          The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Security Register shall be in written form or any other form capable of being converted into written form within a reasonable time. At all reasonable times, the Security Register shall be open to inspection by the Trustee. The Trustee is hereby initially appointed as security registrar (the "Security Registrar") for the purpose of registering Securities and transfers of Securities as herein provided.

          Upon surrender for registration of transfer of any Security at the office or agency of the Company designated pursuant to Section 1002, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denomination or denominations of a like aggregate principal amount.

          Furthermore, any Holder of the U.S. Global Security shall, by acceptance of such Global Security, agree that transfers of beneficial interest in such Global Security may be effected only through a book-entry system maintained by the Holder at such Global Security (or its agent), and that ownership of a beneficial interest in the Security shall be required to be reflected in a book entry.

          At the option of the Holder, Securities may be exchanged for other Securities of any authorized denomination and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive; PROVIDED that no exchange of (i) Initial Securities for Exchange Securities that are issued and exchanged for the Initial Securities or (ii) Additional Securities for Exchange Securities that are issued and exchanged for the Additional Securities, shall occur until an Exchange Offer Registration Statement shall have been declared effective by the Commission and that the Securities to be exchanged for the Exchange Securities shall be cancelled by the Trustee.

          All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer, in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906, 1015, 1016 or 1108 not involving any transfer.

          The Company shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the selection of Securities to be redeemed under Section 1104 and ending at the close of business on the day of such mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

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          SECTION 306.  BOOK-ENTRY PROVISIONS FOR GLOBAL SECURITIES.

          (a) Each Global Security initially shall (i) be registered in the name of the Depositary for such Global Security or the nominee of such Depositary, (ii) be delivered to the Trustee as custodian for such Depositary and (iii) bear legends as set forth in Section 202.

          Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee as its custodian, or under the Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or shall impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Security.

          (b) Transfers of the U.S. Global Security or the Regulation S Global Security shall be limited to transfers of such Global Security to the Depositary, its successors or their respective nominees. Interests of beneficial owners in the U.S. Global Security or the Regulation S Global Security may be transferred in accordance with the rules and procedures of the Depositary and the provisions of Section 307. Beneficial owners may obtain Physical Securities in exchange for their beneficial interests in the U.S. Global Security or the Regulation S Global Security upon request in accordance with the Depositary's and the Registrar's procedures. In addition, Physical Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in the Global Security or the Regulation S Global Security if (i) the Depositary
(A) notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or (B) ceases to be a clearing agency registered as such under the Exchange Act and, in either case, a successor depositary is not appointed by the Company within 90 days of such notice or (ii) an Event of Default has occurred and is continuing and the Registrar has received a request from the Depositary.

          (c) In connection with any transfer of a portion of the beneficial interest in the U.S. Global Security or the Regulation S Global Security to beneficial owners pursuant to subsection (b) of this Section, the Registrar shall reflect on its books and records the date and a decrease or increase in the principal amount of the U.S. Global Security or the Regulation S Global Security in an amount equal to the principal amount of the beneficial interest in the U.S. Global Security or the Regulation S Global Security to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Physical Securities of like tenor and amount.

          (d) In connection with the transfer of the entire U.S. Global Security or the Regulation S Global Security to beneficial owners pursuant to subsection (b) of this Section, a Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in a Global Security, an equal aggregate principal amount of Physical Securities of authorized denominations.

          (e) Any Physical Security delivered in exchange for an interest in a Global Security pursuant to subsection (c) or subsection (d) of this Section shall, except as otherwise provided by paragraph (e) of Section 307, bear the applicable legend regarding transfer restrictions applicable to the Physical Security set forth in Section 202.

          (f) If any Global Security is to be exchanged for other Securities or canceled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Trustee, as Registrar, for exchange or cancellation as provided in this Article Three. If any Global Security is to be exchanged for other Securities or cancelled in part, or if another Security is to be exchanged in whole or in part for a beneficial interest in any Global Security, then either (i) such Global Security shall be so surrendered for exchange or cancellation as provided in this Article Three or (ii) the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or canceled, or equal to the principal amount of such other Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Trustee, as Registrar, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Security, the Trustee shall, subject to this Section 306(f) and as otherwise provided in this Article Three, authenticate and deliver any Securities issuable in exchange for such Global Security (or any portion thereof) to or upon the order of, and registered in such names as may be directed by, the Depositary or its authorized representative.

          (g) The registered holder of a Global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

          SECTION 307.  SPECIAL TRANSFER PROVISIONS.

          Unless and until (i) a Security is sold under an effective Registration Statement, or (ii) a Security is exchanged for an Exchange Security in connection with an effective Registration Statement, in each case pursuant to the Registration Rights Agreement, the following provisions shall apply:

          (a) TRANSFERS TO QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of an Initial Security to a QIB (excluding Non-U.S. Persons):

          (i) If the Security to be transferred consists of Physical Securities, the Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Security stating, or has otherwise advised the Company and the Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Security stating, or has otherwise advised the Company and the Registrar in writing, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it, or the person on whose behalf it is acting with respect to any such account, is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

          (ii) If the proposed transferee is an Agent Member, and the Security to be transferred consists of Physical Securities, upon receipt by the Registrar of instructions given in accordance with the Depositary's and the Registrar's procedures therefor, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the U.S. Global Security or the Regulation S Security in an amount equal to the principal amount of the Physical Securities, to be transferred, and the Trustee shall cancel the Physical Security so transferred.

          (b) CERTAIN OTHER TRANSFERS AND EXCHANGES. Transfers and exchanges of Securities and beneficial interests in a Global Security of the kinds specified in this Section 307 shall be made in accordance with this Section 307 and subject in each case to the Applicable Procedures, which Applicable Procedures shall, to the extent lawful, override the provisions of this Indenture to the extent inconsistent.

          (i) U.S. GLOBAL SECURITY TO REGULATION S GLOBAL SECURITY. If the owner of a beneficial interest in the U.S. Global Security wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Regulation S Global Security, such transfer may be effected only in accordance with the provisions of this paragraph and paragraph (iv) below and subject to the Applicable Procedures. Upon receipt by the Trustee, as Registrar, of (a) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Regulation S Global Security in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the U.S. Global Security in an equal principal amount be debited from another specified Agent Member's account and (b) a Regulation S Certificate in the form satisfactory to the Trustee and duly executed by the owner of such beneficial interest in the U.S. Global Security or his attorney duly authorized in writing, then the Trustee, as Registrar but subject to paragraph (iv) below, shall reduce the principal amount of the U.S. Global Security and increase the principal amount of the Regulation S Global Security by such specified principal amount as provided in Section 306(f).

          (ii) REGULATION S GLOBAL SECURITY TO U.S. GLOBAL SECURITY. If the owner of a beneficial interest in the Regulation S Global Security wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the U.S. Global Security, such transfer may be effected only in accordance with this paragraph (ii) and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (a) an order given by the Depositary or its authorized representative directing that a beneficial interest in the U.S. Global Security in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the Regulation S Global Security in an equal principal amount be debited from another specified Agent Member's account and (b) if such transfer is to occur during the Restricted Period, a Restricted Securities Certificate in the form satisfactory to the Trustee and duly executed by the owner of such beneficial interest in the Regulation S Global Security or his attorney duly authorized in writing, then the Trustee, as Security Registrar, shall reduce the principal amount of the

     Regulation S Global Security and increase the principal amount of the U.S. Global Security by such specified principal amount as provided in Section 306(f).

          (iii) EXCHANGES BETWEEN GLOBAL SECURITY AND NON-GLOBAL SECURITY. A beneficial interest in a Global Security may be exchanged for a Security that is not a Global Security as provided in Section 307(c), provided that, if such interest is a beneficial interest in the U.S. Global Security, or if such interest is a beneficial interest in the Regulation S Global Security and such exchange is to occur during the Restricted Period, then such interest shall bear the Private Placement Legend (subject in each case to Section 307(c)).

          (iv) REGULATION S GLOBAL SECURITY TO BE HELD THROUGH EUROCLEAR OR CLEARSTREAM DURING RESTRICTED PERIOD. The Company shall use its best efforts to cause the Depositary to ensure that, until the expiration of the Restricted Period, beneficial interests in the Regulation S Global Security may be held only in or through accounts maintained at the Depositary by Euroclear or Clearstream (or by Agent Members acting for the account thereof), and no person shall be entitled to effect any transfer or exchange that would result in any such interest being held otherwise than in or through such an account; provided that this paragraph (iv) shall not prohibit any transfer or exchange of such an interest in accordance with paragraph (ii) above.

          (c) PRIVATE PLACEMENT LEGEND. Upon the transfer, exchange or replacement of Securities not bearing the Private Placement Legend, the Registrar shall deliver Securities that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Securities bearing the Private Placement Legend, the Registrar shall deliver only Securities that bear the Private Placement Legend unless there is delivered to the Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

          (d) GENERAL. By its acceptance of any Security bearing the Private Placement Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture.

          The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 306 or this Section 307. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

          SECTION 308.  MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

          If (i) any mutilated Security is surrendered to the Trustee or the Registrar, or (ii) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon Company Order the Trustee shall authenticate and deliver, in exchange for any such mutilated

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Security or in lieu of any such destroyed, lost or stolen Security, a new
Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

          SECTION 309.  PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

          Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 1002; PROVIDED, HOWEVER, that each installment of interest may at the Company's option be paid by (i) mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 310, to the address of such Person as it appears in the Security Register or (ii) transfer to an account maintained by the payee located in the United States.

          Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the Holder on the Regular Record Date by virtue of having been such Holder, and such defaulted interest and (to the extent lawful) interest on such defaulted interest at the rate borne by the Securities (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") may be paid by the Company, at its election in each case, as provided in clause
(1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall irrevocably deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in

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     respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date, and in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given in the manner provided for in Section 107, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so given, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

          (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

          SECTION 310.  PERSONS DEEMED OWNERS.

          Prior to the due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any, on) and (subject to Sections 305 and 309) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

          SECTION 311.  CANCELLATION.

          All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. If the Company shall so acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation along with an Officers' Certificate and

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Company Order requesting the cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures and certification of their disposal delivered to the Company unless by Company Order the Company shall direct that cancelled Securities be returned to it.

          SECTION 312.  COMPUTATION OF INTEREST.

          Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

          SECTION 313.  CUSIP NUMBERS.

          The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

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                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

          SECTION 401.  SATISFACTION AND DISCHARGE OF INDENTURE.

          This Indenture shall upon Company Request cease to be of further effect (except as to surviving rights or registration of transfer or exchange of Securities herein expressly provided for) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when

          (1)     either

                     (a) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 308 and (ii) Securities for whose payment money has theretofore been deposited in trust with the Trustee or any Paying Agent or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                     (b) all such Securities not theretofore delivered to the Trustee for cancellation

                              (i)   have become due and payable, or

                              (ii) will become due and payable at their Stated Maturity within one year, or

                              (iii) are to be called for redemption within one
                  year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

                  and the Company or any Guarantor, in the case of (i), (ii) or
          (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each satisfactory in form and substance to the Trustee, which, taken together, state that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

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          Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 606 and, if money shall have been deposited with the Trustee pursuant to subclause (b) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

          SECTION 402.  APPLICATION OF TRUST MONEY.

          Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

                                      -40-
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                                  ARTICLE FIVE

                                    REMEDIES

          SECTION 501.  EVENTS OF DEFAULT.

          "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of the principal of or premium, if any, when due and payable, on any of the Securities; or

          (2) default in the payment of an installment of interest on any of the Securities, when due and payable, for 30 days; or

          (3) default in the performance or breach of the provisions of Article Eight of this Indenture, the failure to make or consummate a Change of Control Offer in accordance with the provisions of Section 1015 or the failure to make or consummate an Excess Proceeds Offer in accordance with the provisions of Section 1016; or

          (4) the Company or any Guarantor shall fail to perform or observe any other term, covenant or agreement contained in the Securities, any Guarantee or this Indenture (other than a default specified in (1), (2) or (3) above) for a period of 30 days after written notice of such failure requiring the Company to remedy the same shall have been given (x) to the Company by the Trustee or (y) to the Company and the Trustee by the holders of 25% in aggregate principal amount of the Securities then outstanding; or

          (5) (x) payment default or defaults under one or more mortgages, bonds, debentures or other evidences of Indebtedness under which the Company or any Significant Subsidiary then has outstanding Indebtedness in excess of $5,000,000, individually or in the aggregate, or (y) any other default under any Indebtedness of the type and in excess of the amount described in clause (x) and either (a) such Indebtedness is already due and payable in full or (b) such default or defaults have resulted in the acceleration of the maturity of such Indebtedness; or

          (6) one or more final judgments, orders or decrees (to the extent not paid or covered by insurance in the good faith judgment of the Company) of any court or regulatory or administrative agency of competent jurisdiction for the payment of money in excess of $5,000,000, either individually or in the aggregate, shall be entered against the Company or any of its Significant Subsidiaries or any of their respective properties and shall not be discharged or fully bonded and there shall have been a period of 60 days after the date on which any period for appeal has expired and during which a stay of enforcement of such judgment, order or decree, shall not be in effect; or

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          (7)     any Guarantee ceases to be in full force and effect or is
     declared null and void or any Guarantor denies that it has any further liability under any Guarantee, or gives notice to such effect (other than by reason of the termination of this Indenture or the release of any such Guarantee in accordance with this Indenture) and such condition shall have continued for a period of 30 days after written notice of such failure requiring the Guarantor and the Company to remedy the same shall have been given (x) to the Company by the Trustee or (y) to the Company and the Trustee by the holders of 25% in aggregate principal amount of the Securities then outstanding; or

          (8) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company or any Significant Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustments or composition of or in respect of the Company or any Significant Subsidiary under the Federal Bankruptcy Code or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or any Significant Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

          (9) the institution by the Company or any Significant Subsidiary of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or any Significant Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due.

          SECTION 502.  ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

          If an Event of Default (other than an Event of Default specified in Section 501(8) or 501(9)) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Securities Outstanding may declare the principal amount of, premium, if any, and accrued interest on all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), upon which declaration all amounts payable in respect of the Securities shall be immediately due and payable. If an Event of Default specified in Section 501(8) or 501(9) occurs and is continuing, then the principal amount of, premium, if any, and accrued interest on all the Securities shall IPSO FACTO become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

          In the case of any Event of Default occurring by reason of any willful action or inaction taken or not taken by or on behalf of the Company with the intention of avoiding payment of the premium that the Company would have had to pay if the Company had then elected to redeem the Securities pursuant to Article Eleven of this Indenture and the conditions specified in the form of Security, an equivalent premium shall also become immediately due and payable to the extent permitted by law upon the acceleration of the Securities. If an Event of Default occurs during any

                                      -42-
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time that the Securities are outstanding, by reason of any willful action or inaction taken or not taken by or on behalf of the Company with the intention of avoiding the limitation on redemptions of Securities specified in this Indenture, then the initial redemption premium specified in the first paragraph of Section 1101 of this Indenture shall also become immediately due and payable to the extent permitted by law upon the acceleration of the Securities.

          At any time after a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Securities Outstanding, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                        (A)   all overdue interest on all Outstanding
          Securities,

                        (B) all unpaid principal of (and premium, if any, on) any Outstanding Securities which has become due otherwise than by such declaration of acceleration, and interest on such unpaid principal at the rate borne by the Securities,

                        (C) to the extent that payment of such interest is lawful, interest on overdue interest at the rate borne by the Securities which has become due otherwise than by such declaration of acceleration, and

                        (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

          (2) such rescission would not conflict with any judgment or decree of a court of competent jurisdiction; and

          (3) all Events of Default, other than the non-payment of amounts of principal of (or premium, if any, on) or interest on Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

          Notwithstanding the preceding paragraph, in the event of a declaration of acceleration in respect of the Securities because of an Event of Default shall have occurred and be continuing, such declaration of acceleration shall be automatically annulled if the Indebtedness that is the subject of such Event of Default has been discharged or the holders thereof have rescinded their declaration of acceleration in respect of such Indebtedness, and written notice of such discharge or rescission, as the case may be, shall have been given to the Trustee by the Company and countersigned by the holders of such Indebtedness or a trustee, fiduciary or agent for such holders, within 30 days after such declaration of acceleration in respect of the Securities, and no other Event of Default has occurred during such 30-day period which has not been cured or waived during such period.

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          SECTION 503.  COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT
BY TRUSTEE.

          The Company covenants that if

          (a) default is made in the payment of any installment of interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (b) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to the Trustee for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and interest on any overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installment of interest, at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

          If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

          SECTION 504.  TRUSTEE MAY FILE PROOFS OF CLAIM.

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances

                                      -44-
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     of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

          (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 606.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

          SECTION 505. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.

          All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

          SECTION 506.  APPLICATION OF MONEY COLLECTED.

          Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee under
     Section 606;

          SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any, on) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

          THIRD: The balance, if any, to the Person or Persons entitled thereto.

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          SECTION 507.  LIMITATION ON SUITS.

          No Holder of any Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities (including fees and expenses of its agents and counsel) to be incurred in compliance with such request;

          (4) the Trustee for 15 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 15-day period by the Holders of a majority or more in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

          SECTION 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST.

          Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment, as provided herein (including, if applicable, Article Twelve) and in such Security of the principal of (and premium, if any, on) and (subject to Section 309) interest on, such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption
Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

          SECTION 509.  RESTORATION OF RIGHTS AND REMEDIES.

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and

                                      -46-
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remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

          SECTION 510.  RIGHTS AND REMEDIES CUMULATIVE.

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 308, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          SECTION 511.  DELAY OR OMISSION NOT WAIVER.

          No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

          SECTION 512.  CONTROL BY HOLDERS.

          The Holders of not less than a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, PROVIDED that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture,

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

          (3) the Trustee need not take any action which might subject it to personal liability or be unjustly prejudicial to the Holders not consenting.

          SECTION 513.  WAIVER OF PAST DEFAULTS.

          The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

          (1) in respect of the payment of the principal of (or premium, if any, on) or interest on any Security, or

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          (2)     in respect of a covenant or provision hereof which under
     Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

          SECTION 514.  WAIVER OF STAY OR EXTENSION LAWS.

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

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                                   ARTICLE SIX

                                   THE TRUSTEE

          SECTION 601.  NOTICE OF DEFAULTS.

          If any Default hereunder is actually known to the Trustee, the Trustee shall transmit in the manner and to the extent provided in TIA Section 313(c), notice of such Default within 5 days after the occurrence of any such Default, unless such Default shall have been cured or waived; PROVIDED, HOWEVER, that, except in the case of a Default in the payment of the principal of (or premium, if any, on) or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders; and PROVIDED FURTHER that in the case of any Default of the character specified in Section 501(4) no such notice to Holders shall be given until at least 30 days after the occurrence thereof.

          SECTION 602.  CERTAIN RIGHTS OF TRUSTEE.

          Subject to the provisions of TIA Sections 315(a) through 315(d):

          (1) the Trustee may conclusively rely and shall be protected in acting or refraining from acting, pursuant to the terms of this Indenture or otherwise, upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order with sufficient detail as may be requested by the Trustee and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part conclusively, rely upon an Officers' Certificate and/or an Opinion of Counsel;

          (4) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities (including fees and

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     expenses of its agents and counsel) which might be incurred by it in compliance with such request or direction;

          (6) the Trustee shall not be bound to make any investigation into, and may conclusively rely upon, the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

          (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (8) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

          (9) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series, determined as provided in Sections 105 and 512, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series;

          (10) notwithstanding anything else to the contrary contained herein, the Trustee need perform only those duties as are specifically set forth in this Indenture and no others and no implied covenants or obligations shall be read into this Indenture against the Trustee.

          (11) the Trustee shall not be deemed to have notice of any Default or Event of Default unless an Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture;

          (12) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder; and

          (13) the Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any

                                      -50-
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     person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

          The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

          SECTION 603. TRUSTEE NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

          The recitals contained herein and in the Securities, except for the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and, upon the effectiveness of the Registration Statement, that the statements made by it in a Statement of Eligibility on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

          SECTION 604.  MAY HOLD SECURITIES.

          The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to TIA Sections 310(b) and 311, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

          SECTION 605.  MONEY HELD IN TRUST.

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

          SECTION 606.  COMPENSATION AND REIMBURSEMENT.

          The Company agrees:

          (1) to pay to the Trustee (in its capacity as Trustee, Paying Agent and Registrar) from time to time such compensation for all services rendered by it hereunder as the Company and the Trustee shall from time to time agree in writing (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

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          (2)     except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel); and

          (3) to indemnify the Trustee or any predecessor Trustee and their agents for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          The obligations of the Company under this Section to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Trustee shall constitute additional indebtedness hereunder. As security for the performance of such obligations of the Company, the Trustee shall have a claim prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any, on) or interest on particular Securities.

          When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(9) or Section 501(10), the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy law.

          The provisions of this Section shall survive the satisfaction and discharge of this Indenture and the resignation or removal of the Trustee.

          SECTION 607.  CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

          There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under TIA Section 310(a)(1) and shall have a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

          SECTION 608.  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 609.

          (b) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 609 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the

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resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (c) The Trustee may be removed at any time by Act of the Holders of not less than a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

          (d)     If at any time:

          (1)     the Trustee shall fail to comply with the provisions of TIA
     Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, except when the Trustee's duty to resign is stayed in accordance with the provisions of TIA Section 310(b), or

          (2) the Trustee shall cease to be eligible under Section 607 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by a Board Resolution, may remove the Trustee, or (ii) subject to TIA Section 315(e), any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided subject to TIA Section 315(e), any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to the Holders of Securities in the manner provided for in Section 107. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

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          SECTION 609.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

          Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder subject to the retiring Trustee's rights as provided under the last sentence of Section 606. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

          No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

          SECTION 610. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities; and in case at that time any of the Securities shall not have been authenticated, any successor Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have; PROVIDED, HOWEVER, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

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                                  ARTICLE SEVEN

                      HOLDERS' LISTS AND REPORTS BY TRUSTEE

          SECTION 701.  DISCLOSURE OF NAMES AND ADDRESSES OF HOLDERS.

          Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that none of the Company or the Trustee or any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with TIA Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

          SECTION 702.  REPORTS BY TRUSTEE.

          Within 60 days after May 15 of each year commencing with the first May 15 after the first issuance of Securities, the Trustee shall transmit to the Holders, in the manner and to the extent provided in TIA Section 313(c), a brief report dated as of such May 15 if required by TIA Section 313(a) as provided for in TIA Section 313(d). The Company will promptly notify the Trustee when the Securities are listed on any stock exchange and any delisting thereof.

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                                  ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

          SECTION 801.  COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

          The Company will not, in any transaction or series of transactions, merge or consolidate with or into, or sell, assign, transfer, lease or otherwise dispose of all or substantially all of its properties and assets as an entirety to, any Person or Persons, and the Company will not permit any Restricted Subsidiary to enter into any such transaction or series of transactions if such transaction or series of transactions, in the aggregate, would result in a sale, assignment, transfer, lease or other disposition of all or substantially all of the properties and assets of the Company and its Restricted Subsidiaries on a consolidated basis to any other Person or Persons (other than if a Restricted Subsidiary merges or consolidates with or into, or sells, assigns, transfers, leases or otherwise disposes of all or substantially all of its properties and assets as an entity to the Company), unless at the time and after giving effect thereto:

          (1) either (A) if the transaction or transactions is a merger or consolidation, the Company shall be the surviving Person of such merger or consolidation, or (B) the Person formed by such consolidation or into which the Company or such Restricted Subsidiary is merged or to which the properties and assets of the Company or such Restricted Subsidiary, as the case may be, substantially as an entirety, are sold, assigned, transferred, leased or otherwise disposed of (any such surviving Person or transferee Person being the "Surviving Entity") shall be a corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume by a supplemental indenture executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under the Securities and the Indenture, and, in each case, the Indenture shall remain in full force and effect; and

          (2) immediately before and immediately after giving effect to such transaction or series of transactions on a PRO FORMA basis (including, without limitation, any Indebtedness incurred or anticipated to be incurred in connection with or in respect of such transaction or series of transactions), no Default or Event of Default shall have occurred and be continuing and the Company or the Surviving Entity, as the case may be, after giving effect to such transaction or series of transactions on a PRO FORMA basis, could incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to Section 1010.

          In connection with any consolidation, merger, transfer, lease or other disposition contemplated hereby, the Company shall deliver, or cause to be delivered, to the Trustee, in the form and substance reasonably satisfactory to the Trustee, an Officers' Certificate stating that such consolidation, merger, transfer, lease or other disposition and the supplemental indenture in respect thereto comply with the requirements under this Indenture and an Opinion of Counsel stating that the requirements of clause (1) of the preceding paragraph have been complied with

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          SECTION 802.  SUCCESSOR SUBSTITUTED.

          Upon any consolidation or merger or any sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of the properties and assets of the Company in accordance with Section 801 in which the Company is not the continuing obligor under this Indenture, the Surviving Entity shall succeed to and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company therein. When a successor assumes all the obligations of its predecessor under this Indenture or the Securities, the predecessor shall be released from those obligations; PROVIDED that in the case of a transfer by lease, the predecessor shall not be released from the payment of principal and interest on the Securities.

          SECTION 803.  SECURITIES TO BE SECURED IN CERTAIN EVENTS.

          If, upon any such consolidation of the Company with or merger of the Company into any other corporation, or upon any conveyance, lease or transfer of the property of the Company substantially as an entirety to any other Person, any property or assets of the Company would thereupon become subject to any Lien, then unless such Lien could be created pursuant to Section 1014 without equally and ratably securing the Securities, the Company, prior to or simultaneously with such consolidation, merger, conveyance, lease or transfer, will as to such property or assets, secure the Securities Outstanding (together with, if the Company shall so determine any other Indebtedness of the Company now existing or hereinafter created which is not subordinate in right of payment to the Securities) equally and ratably with (or prior to) the Indebtedness which upon such consolidation, merger, conveyance, lease or transfer is to become secured as to such property or assets by such Lien, or will cause such Securities to be so secured.

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                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

          SECTION 901.  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

          Without the consent of any Holders, the Company, when authorized by a Board Resolution, any affected Guarantor and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company contained herein and in the Securities; or

          (2) to add to the covenants of the Company for the benefit of the Holders or to surrender any right or power herein conferred upon the Company; or

          (3)     to add any additional Events of Default; or

          (4) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee pursuant to the requirements of Section 609; or

          (5) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein; or

          (6)     to secure the Securities pursuant to the requirements of
     Section 803 or 1014 or otherwise; or

          (7) to qualify, or maintain the qualification of, this Indenture under the Trust Indenture Act; or

          (8) to make any other provisions with respect to matters or questions arising under this Indenture; provided that such action shall not adversely affect the interests of the Holders in any material respect.

          SECTION 902.  SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

          With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, (including consents obtained in connection with a tender offer or exchange offer for Securities) by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

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          (1)     change the Stated Maturity of the principal of, or any
     installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the coin or currency in which any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption
     Date), or

          (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture, or

          (3) release any Guarantor from any of its obligations under its Guarantee or this Indenture other than in accordance with the terms of this Indenture, or

          (4) modify any of the provisions of this Section or Sections 513, 1022 and 1024, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, or

          (5) affect any of the provisions of this Indenture relating to the ranking of the Securities in any material respect, or

          (6) at any time after a Change of Control has occurred or the requirement to make an Excess Proceeds Offer has occurred, amend, change or modify the obligation of the Company to make and consummate a Change in Control Offer in the event of a Change in Control in accordance with
     Section 1015, or an Excess Proceeds Offer, if one is required under Section 1016, as the case may be, including amending, changing or modifying any definition relating thereto.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof .

          SECTION 903.  EXECUTION OF SUPPLEMENTAL INDENTURES.

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          SECTION 904.  EFFECT OF SUPPLEMENTAL INDENTURES.

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this

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Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

          SECTION 905.  CONFORMITY WITH TRUST INDENTURE ACT.

          Every supplemental indenture executed pursuant to the Article shall conform to the requirements of the Trust Indenture Act as then in effect.

          SECTION 906.  REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

          Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form and substance approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

          SECTION 907.  NOTICE OF SUPPLEMENTAL INDENTURES.

          Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 902, the Company shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 107, setting forth in general terms the substance of such supplemental indenture.

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                                   ARTICLE TEN

                                    COVENANTS

          SECTION 1001. PAYMENT OF PRINCIPAL, PREMIUM, IF ANY, AND INTEREST.

          The Company covenants and agrees for the benefit of the Holders that it will duly and punctually pay the principal of (and premium, if any, on) and interest on the Securities in accordance with the terms of the Securities and this Indenture.

          SECTION 1002. MAINTENANCE OF OFFICE OR AGENCY.

          The Company will maintain in The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Trust Office located at 101 Barclay Street, New York, New York 10286 of the Trustee shall be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          The Company may also from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such other office or agency.

          SECTION 1003. MONEY FOR SECURITY PAYMENTS TO BE HELD IN TRUST.

          If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any, on) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents for the Securities, it will, on or before each due date of the principal of (and premium, if any, on), or interest on, any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such

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principal, premium or interest, and (unless such Paying Agent is the Trustee)
the Company will promptly notify the Trustee of such action or any failure so to act.

          The Company will cause each Paying Agent (other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of (and premium, if any, on) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any, on) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

          SECTION 1004. CORPORATE EXISTENCE.

          Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence, rights (charter and statutory) and franchises of the Company and each Restricted Subsidiary; PROVIDED, HOWEVER, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine

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that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries as a whole and that the loss thereof is not disadvantageous in any material respect to the Holders.

          SECTION 1005. PAYMENT OF TAXES AND OTHER CLAIMS.

          The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Restricted Subsidiary and (b) all lawful claims for labor, materials and supplies, which, if unpaid, might by law become a lien upon the property of the Company or any Restricted Subsidiary; PROVIDED, HOWEVER, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

          SECTION 1006. MAINTENANCE OF PROPERTIES.

          The Company will cause all properties owned by the Company or any Restricted Subsidiary or used or held for use in the conduct of its business or the business of any Restricted Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; PROVIDED, HOWEVER, that nothing in this Section shall prevent the Company from discontinuing the maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Restricted Subsidiary and not disadvantageous in any material respect to the Holders.

          SECTION 1007. INSURANCE.

          The Company will at all times keep all of its and its Restricted Subsidiaries properties which are of an insurable nature insured with insurers, believed by the Company to be responsible, against loss or damage to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties.

          SECTION 1008. STATEMENT BY OFFICERS AS TO DEFAULT.

          (a) The Company will deliver to the Trustee, within (x) 120 days after the end of each fiscal year, (y) within 45 days after the end of each fiscal quarter and (z) within 15 days of the date of receipt by the Company of the request of the Trustee, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of compliance by the Company and the Guarantors with all conditions and covenants under this Indenture. For purposes of this Section 1008(a), such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

          (b) When any Default has occurred and is continuing under this Indenture, or if the trustee for or the holder of any other evidence of Indebtedness of the Company or any Subsidiary

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gives any notice or takes any other action with respect to a claimed default
(other than with respect to Indebtedness in the principal amount of less than $5,000,000), the Company shall deliver to the Trustee by registered or certified mail or by telegram, telex or facsimile transmission an Officers' Certificate specifying such event, notice or other action within 10 days of its occurrence.

          SECTION 1009. PROVISION OF FINANCIAL STATEMENTS.

          The Company will file on a timely basis with the Commission, to the extent such filings are accepted by the Commission and whether or not the Company has a class of securities registered under the Exchange Act, the annual reports, quarterly reports and other documents that the Company would be required to file if it were subject to Section 13 or 15 of the Exchange Act. The Company shall also (a) file with the Trustee, and provide to each holder of Securities, without cost to such holder, copies of such reports and documents within 15 days after the date on which the Company files such reports and documents with the Commission or the date on which the Company would be required to file such reports and documents if the Company were so required and (b) if filing such reports and documents with the Commission is not accepted by the Commission or is prohibited under the Exchange Act, the Company shall supply at its cost copies of such reports and documents to any prospective holder of Securities promptly upon written request therefor.

          Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

          SECTION 1010. LIMITATION ON INDEBTEDNESS.

          (a) The Company will not, and will not permit any Restricted Subsidiary to, create, incur, issue, assume, guarantee or in any manner become directly or indirectly liable for the payment of, or otherwise incur (collectively, to "incur") any Indebtedness (including any Acquired Indebtedness), other than Permitted Indebtedness, except that the Company and any Guarantor (or a Restricted Subsidiary which guarantees the Securities at the time of such incurrence) may incur Indebtedness if (x) the Company's Consolidated Fixed Charge Coverage Ratio for the four full fiscal quarters immediately preceding the incurrence of such Indebtedness, taken as one period on a PRO FORMA basis, would have been at least equal to 2.0 to 1, (y) the Company's ratio of (i) Senior Debt as of the last day of the most recent fiscal quarter immediately preceding the incurrence of such Indebtedness to (ii) Consolidated EBITDA for the four full fiscal quarters immediately preceding the incurrence of such Indebtedness, taken as one period, in each case under clause
(i) and (ii) on a PRO FORMA basis, would have been no more than 3.25 to 1; and
(z) if such Indebtedness is Subordinated Indebtedness, such Indebtedness shall have an Average Life longer than the Average Life of the Securities and a final Stated Maturity of principal later than the final Stated Maturity of principal of the Securities.

          (b) The foregoing limitation will not apply to the incurrence of any of the following (collectively, "Permitted Indebtedness"):

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          (i)     Indebtedness of the Company or any Guarantor under the Bank
     Credit Agreement in an aggregate principal amount at any one time outstanding not to exceed the greater of (i) $50 million and (ii) (x) the sum of 80% of the aggregate amount of Eligible Receivables and 50% of the aggregate amount of Eligible Inventory, measured as of the end of the most recent fiscal quarter preceding the time such Indebtedness is incurred, minus (y) $150 million;

          (ii) Indebtedness of the Company or any Guarantor under the Securities issued on the date of this Indenture or any Exchange Securities issued in respect thereof;

          (iii) Indebtedness of the Company or any Restricted Subsidiary outstanding on the date of the Indenture (other than Indebtedness incurred pursuant to clause (i) of this Section 1010(b));

          (iv) obligations of the Company or any Restricted Subsidiary pursuant to Hedging Protection Obligations which are not incurred for speculative purposes;

          (v)     Indebtedness of the Company to any Restricted Subsidiary;

          (vi) Indebtedness of any Restricted Subsidiary to any other Restricted Subsidiary of the Company or to the Company;

          (vii) Indebtedness (as defined in clauses (e) and (f) of the definition of "Indebtedness") to the holders of the Securities incurred pursuant to provisions of the Indenture;

          (viii) Guarantees by the Company or any Restricted Subsidiary of Indebtedness of the Company or any Restricted Subsidiary permitted under this Section 1010(b) or Section 1017;

          (ix) Indebtedness of the Company or any Restricted Subsidiary consisting of guarantees, indemnities or obligations in respect of purchase price adjustments in connection with the acquisition or disposition of assets, including, without limitation, shares of Capital Stock of Restricted Subsidiaries;

          (x) Indebtedness of the Company or any Restricted Subsidiary in respect of purchase money obligations incurred or assumed in connection with the acquisition, construction, improvement or development of real or personal property (whether through the direct purchase of assets or Capital Stock of any Person owning such assets), in each case incurred within 180 days before or after the acquisition, construction, development or improvement of the related asset, and any renewals, extensions, substitutions, refinancings or replacements (which replacement can occur after termination of the relevant agreement) thereof, in an aggregate principal amount not to exceed $10 million at any time outstanding;

          (xi) Indebtedness of any Foreign Subsidiary incurred for working capital purposes in an aggregate principal amount not in excess of $10 million at any one time outstanding;

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          (xii)   any renewals, extensions, substitutions, replacements (which replacements can occur after termination of the relevant agreement) or refinancings (each, for purposes of this clause, a "refinancing") by the Company or any Restricted Subsidiary of any Indebtedness of the Company or any Restricted Subsidiary incurred pursuant to paragraph (a) of this
     Section 1010 or clauses (ii) and (iii) of this Section 1010(b), including any successive refinancings by the Company or any Restricted Subsidiary, so long as (A) any such new Indebtedness shall be in a principal amount that does not exceed the principal amount (or, if such Indebtedness being refinanced provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration thereof, such lesser amount as of the date of determination) so refinanced plus the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of the Indebtedness refinanced or the amount of any premium reasonably determined by the Company as necessary to accomplish such refinancing, plus the amount of expenses of the Company or any Restricted Subsidiary incurred in connection with such refinancing, (B) in the case of any refinancing of PARI PASSU Indebtedness or Subordinated Indebtedness, such new Indebtedness is made PARI PASSU with or subordinate to the Securities at least to the same extent as the Indebtedness being refinanced, (C) such new Indebtedness has an Average Life longer than the Average Life of the Notes and a final Stated Maturity later than the final Stated Maturity of the Securities and (D) any Indebtedness of the Company or any Guarantor may only be refinanced by the Company or a Guarantor; and

          (xiii) Indebtedness of the Company or any Restricted Subsidiary in an aggregate principal amount not in excess of $30 million at any one time outstanding.

          For purposes of determining compliance with this Section 1010, in the event that an item of Indebtedness meets the criteria of more than one of the categories of Permitted Indebtedness, or is permitted to be incurred pursuant to clause (a) of this Section 1010, the Company will be permitted to classify such item of Indebtedness on the date of its incurrence or later reclassify all or a portion of such item of Indebtedness, in any manner that complies with this covenant.

          Accrual of interest, accrual of dividends, the accretion of accreted value, the payment of interest in the form of additional Indebtedness and the payment of dividends in the form of additional shares of preferred stock will not be deemed to be an incurrence of Indebtedness for purposes of this covenant. The amount of any Indebtedness outstanding as of any date shall be (i) the accreted value of the Indebtedness on the date of such issuance in the case of any Indebtedness issued with original issue discount and (ii) the principal amount or liquidation preference thereof, together with any interest thereon that is more than 30 days past due, in the case of any other Indebtedness.

          For purposes of determining compliance with any U.S. dollar-denominated restriction on the incurrence of Indebtedness, the U.S. dollar-equivalent principal amount of Indebtedness denominated in a foreign currency shall be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was incurred, in the case of term Indebtedness, or first committed, in the case of revolving credit Indebtedness; provided that if such Indebtedness is incurred to refinance other Indebtedness denominated in a foreign currency, and such refinancing would cause the applicable U.S. dollar-dominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing, such U.S. dollar-dominated restriction shall be deemed not to have been exceeded so long as the principal amount of such

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Refinancing Indebtedness does not exceed the principal amount of such
Indebtedness being refinanced. The principal amount of any Indebtedness refinancing other Indebtedness, if incurred in a different currency from the Indebtedness, shall be calculated based on the currency exchange rate applicable to the currencies in which refinancing Indebtedness is denominated that is in effect on the date of such refinancing. Notwithstanding any other provision of this covenant, the maximum amount of Indebtedness that the Company may incur pursuant to this covenant shall not be deemed to be exceeded solely as a result of fluctuations in the exchange rate of currencies.

          For purposes of the Securities, except as otherwise provided, on a PRO FORMA basis means giving effect to: (i) the incurrence of such Indebtedness and (if applicable) the application of the net proceeds therefrom, including to refinance other Indebtedness, as if such Indebtedness was incurred and the application of such proceeds occurred at the beginning of such four-quarter period, or as of the last day of the most recent fiscal quarter, as the case may be; (ii) the incurrence, repayment or retirement of any other Indebtedness by the Company or its Restricted Subsidiaries since the first day of such four-quarter period, or since the last day of the most recent fiscal quarter, as the case may be, as if such Indebtedness was incurred, repaid or retired at the beginning of such four-quarter period, or as of the last day of the most recent fiscal quarter, as the case may be; and (iii) notwithstanding clause (d) of the definition of "Consolidated Adjusted Net Income", the acquisition (whether by purchase, merger or otherwise) or disposition (whether by sale, merger or otherwise) of any company, entity or business acquired or disposed of by the Company or its Restricted Subsidiaries, as the case may be, since the first day of such four-quarter period, as if such acquisition or disposition occurred at the beginning of such four-quarter period, reflecting in the case of such an acquisition, any amount attributable to operating expense that will be eliminated or cost reduction that will be realized (in each case, net of any operating expense or other cost increase) in connection with such acquisition, as determined in good faith by the chief financial officer of the Company in accordance with GAAP and the rules, regulations and guidelines of the Commission, as if such elimination of operating expense or the realization of such cost reduction were achieved at the beginning of such four-quarter-period).

          SECTION 1011. LIMITATION ON RESTRICTED PAYMENTS.

          (a) The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly, take the following actions:

          (i) declare or pay any dividend on, or make any distribution to holders of, any shares of the Company's Capital Stock (other than dividends or distributions payable in shares of its Capital Stock or in options, warrants or other rights to purchase such Capital Stock, but excluding dividends or distributions payable in Redeemable Capital Stock or in options, warrants or other rights to purchase Redeemable Capital Stock),

          (ii) purchase, redeem or otherwise acquire or retire for value any Capital Stock of the Company or any options, warrants or other rights to acquire such Capital Stock,

          (iii) make any principal payment on or repurchase, redeem, defease or otherwise acquire or retire for value, prior to a scheduled principal payment, scheduled sinking fund payment or maturity, any Subordinated Indebtedness (other than repurchases, redemptions, defeasances, or other acquisitions or retirement of any Subordinated Indebtedness purchased

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     in anticipation of satisfying a scheduled principal payment, maturity, sinking fund or amortization or other installment obligation or mandatory redemption, in each case due within one year of the date of acquisition or retirement), or

          (iv) make any Investment (other than any Permitted Investment) in any Person,

(such payments or other actions described in (but not excluded from) clauses (i) through (iv) are collectively referred to as "Restricted Payments"), unless at the time of and after giving effect to the proposed Restricted Payment (the amount of any such Restricted Payment, if other than cash, as determined by the Board of Directors of the Company, whose determination shall be conclusive and evidenced by a Board Resolution), (1) no Default or Event of Default shall have occurred and be continuing, (2) the Company could incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to Section 1010, and
(3) the aggregate amount of all Restricted Payments declared or made after the date of this Indenture shall not exceed the sum of (A) 50% of the aggregate cumulative Consolidated Adjusted Net Income of the Company accrued on a cumulative basis during the period beginning on the first day after the date of this Indenture and ending on the last day of the Company's last fiscal quarter ending prior to the date of such proposed Restricted Payment (or, if such aggregate cumulative Consolidated Adjusted Net Income shall be a loss, minus 100% of such loss), PLUS (B) the aggregate net proceeds, including the Fair Market Value of property other than cash (as determined by the Company's Board of Directors, whose determination shall be conclusive), received after the date of this Indenture by the Company from the issuance or sale (other than to any Restricted Subsidiary) of shares of Capital Stock of the Company (other than Redeemable Capital Stock) or warrants, options or rights to purchase such shares of Capital Stock of the Company, PLUS (C) the aggregate net cash proceeds received after the date of this Indenture by the Company from the issuance or sale (other than to any Restricted Subsidiary) of debt securities that have been converted into or exchanged for Capital Stock of the Company (other than Redeemable Capital Stock) to this extent such debt securities were originally sold for cash, together with the aggregate cash received by the Company at the time of such conversion or exchange, PLUS (D) to the extent not otherwise included in the Company's Consolidated Adjusted Net Income, the net reduction in Investments constituting a Restricted Payment resulting from the payments of interest on Indebtedness, dividends, repayments of loans or advances, or other transfers of assets, in each case to the Company or a Restricted Subsidiary or from the sale of such Investment after the date of this Indenture or from the redesignation of an Unrestricted Subsidiary as a Restricted Subsidiary (valued in each case as provided in the definition of "Investment"), not to exceed the total amount of Investments (other than Permitted Investments), after the date of this Indenture in such Unrestricted Subsidiary or such Investment by the Company and its Restricted Subsidiaries.

          (b) Notwithstanding paragraph (a) above, the Company and its Restricted Subsidiaries may take the following actions so long as (with respect to clauses (iv), (v), (vii) and (ix) below) no Default or Event of Default shall have occurred and be continuing:

          (i) the payment of any dividend within 60 days after the date of declaration thereof, if at such declaration date such declaration complied with the provisions of paragraph (a) above;

          (ii) the purchase, redemption or other acquisition or retirement for value of any shares of Capital Stock of the Company, in exchange for, or out of the net cash proceeds of, a substantially concurrent issuance and sale (other than to a Restricted Subsidiary) of shares of Capital Stock (other than Redeemable Capital Stock) of the Company;

          (iii) the purchase, redemption, defeasance or other acquisition or retirement for value of any Subordinated Indebtedness (other than Redeemable Capital Stock) in exchange for or out of the net cash proceeds of a substantially concurrent issuance and sale (other than to a Restricted Subsidiary) of shares of Capital Stock (other than Redeemable Capital Stock) of the Company;

          (iv) the repurchase of any Subordinated Indebtedness of the Company at a purchase price not greater than 100% of the principal amount of such Subordinated Indebtedness in the event of an Asset Sale pursuant to a provision similar to Section 1016; provided that prior to such repurchase the Company has made the Excess Proceeds Offer as provided in such covenant with respect to the Securities and has repurchased all Securities validly tendered for payment in connection with such Excess Proceeds Offer;

          (v) the repurchase of any Subordinated Indebtedness of the Company at a purchase price not greater than 101% of the principal amount of such Subordinated Indebtedness in the event of a Change of Control pursuant to a provision similar to Section 1015; PROVIDED that prior to such repurchase the Company has made the Change of Control Offer as provided in such covenant with respect to the Securities and has repurchased all Securities validly tendered for payment in connection with such Change of Control Offer;

          (vi) the purchase, redemption or other acquisition or retirement for value of Subordinated Indebtedness (other than Redeemable Capital Stock) in exchange for, or out of the net cash proceeds of a substantially concurrent incurrence (other than to a Restricted Subsidiary) of, Indebtedness of the Company so long as (A) the principal amount of such new Indebtedness does not exceed the principal amount (or, if such Indebtedness being refinanced provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration thereof, such lesser amount as of the date of determination) of the Indebtedness being so purchased, redeemed, acquired or retired, PLUS the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of the Subordinated Indebtedness refinanced or the amount of any premium reasonably determined by the Company, as necessary to accomplish such refinancing, PLUS the amount of expenses of the Company incurred in connection with such refinancing, (B) such new Indebtedness is subordinated to the Securities at least to the same extent as the Subordinated Indebtedness being refinanced and (C) such new Indebtedness has an Average Life longer than the Average Life of the Securities and a final Stated Maturity of principal later than the final Stated Maturity of principal of the Securities;

          (vii) the purchase, redemption or other acquisition or retirement for value of shares of Common Stock of the Company issued pursuant to non-qualified options granted under stock option plans of the Company, in order to pay withholding taxes due as a result of income recognized upon the exercise of such options; PROVIDED that (1) the Company is required, by the terms of such plans, to effect such purchase, redemption or other acquisition or retirement for value of such shares and (2) the aggregate consideration paid by the

     Company for such shares so purchased, redeemed or otherwise acquired or retired for value does not exceed $2,000,000 during any fiscal year of the Company.

          (viii) the repurchase of Capital Stock deemed to occur upon the exercise of stock options to the extent such Capital Stock represents a portion of the exercise price of those stock options;

          (ix) the purchase, redemption or other acquisition or retirement for value of existing 8% Notes and 9 1/2% Notes which mature prior to final Stated Maturity of the principal of the Securities in an aggregate amount used to make such purchase, redemption, acquisition or retirement not to exceed $50 million during the term of the Securities; and

          (x) Restricted Payments in an aggregate amount not to exceed $10 million during the term of the Securities.

The actions described in clauses (i), (ii), (iii), (iv), (v) and (vii) of this paragraph (b) shall be Restricted Payments that shall be permitted to be taken in accordance with this paragraph (b) but shall reduce the amount that would otherwise be available for Restricted Payments under clause (3) of paragraph (a) (PROVIDED that any dividend paid pursuant to clause (i) of this paragraph (b) shall reduce the amount that would otherwise be available under clause (3) of paragraph (a) when declared, but not also when subsequently paid pursuant to such clause (i)) and the actions described in clauses (vi), (viii), (ix) and (x) of this paragraph (b) shall be Restricted Payments that shall be permitted to be taken in accordance with this paragraph (b) and shall not reduce the amount that would otherwise be available for Restricted Payments under clause (3) of paragraph (a).

          (c) In computing Consolidated Adjusted Net Income of the Company under clause (3)(A) of paragraph (a) above, (1) the Company shall use audited financial statements for the portions of the relevant period for which audited financial statements are available on the date of determination and unaudited financial statements and other current financial data based on the books and records of the Company for the remaining portion of such period and (2) the Company shall be permitted to rely in good faith on the financial statements and other financial data derived from the books and records of the Company that are available on the date of determination. If the Company makes a Restricted Payment which, at the time of the making of such Restricted Payment would in the good faith determination of the Company be permitted under the requirements of this Indenture, such Restricted Payment shall be deemed to have been made in compliance with this Indenture notwithstanding any subsequent adjustments made in good faith to the Company's financial statements affecting Consolidated Adjusted Net Income of the Company for any period.

          SECTION 1012. INTENTIONALLY OMITTED.

          SECTION 1013. LIMITATION ON TRANSACTIONS WITH AFFILIATES.

          The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly, enter into any transaction with, or for the benefit of, any Affiliate of the Company or any beneficial owner of 5% or more of any class of the Company's Capital Stock at any time outstanding ("Interested Persons"), unless: (i) such transaction is among the Company and Restricted Subsidiaries or among Restricted Subsidiaries; or (ii) (A) such transaction is on terms that are no less favorable to the Company, or such Restricted Subsidiary, as the case may be, than those which could have been obtained in an arm's length transaction with third parties who are not Interested Persons, (B) with respect to any transaction or series of related transactions involving aggregate consideration equal to or greater than $2 million, the Company has delivered an Officers' Certificate to the Trustee certifying that such transaction or series of related transactions comply with clause (ii)(A) above, (C) with respect to any transaction or series of related transactions involving aggregate consideration equal to or greater than $5 million, such transaction or series of related transactions has been approved by the Board of Directors (including a majority of the Disinterested Directors) and
(D) with respect to any transaction or series of related transactions involving aggregate consideration equal to or greater than $15 million, a written opinion as to the fairness has been delivered to the Company of such Restricted Subsidiary of such transactions or series of related transaction from a financial point of view issued by an accounting, appraisal or investment banking firm, in each case of national standing; PROVIDED, HOWEVER, that this covenant will not prohibit (i) the Company from paying reasonable and customary regular compensation and fees to directors of the Company or any Restricted Subsidiary who are not employees of the Company or any Restricted Subsidiary (ii) Restricted Payments and Restricted Investments that are permitted by the provisions of Section 1011 of this Indenture and (iii) arrangements with respect to the employment agreements and compensation and other benefits, including options and other equity arrangements, and similar arrangements and related agreements with management of the Company or any Restricted Subsidiary so long as any such arrangement or agreement complies with clause (ii) (A), (B) and (C) above.

          SECTION 1014. LIMITATION ON LIENS.

          The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly, create, incur, assume or permit to exist any Lien on any of its property or assets (including Capital Stock) or any proceeds therefrom, whether owned on the Closing Date or thereafter acquired, securing any obligation, other than Permitted Liens, unless contemporaneously therewith effective provision is made to secure the Securities equally and ratably with (or on a senior basis to, in the case of Subordinated Indebtedness) such obligation for so long as such obligation is so secured.

          SECTION 1015. CHANGE OF CONTROL.

          (a) Upon the occurrence of a Change of Control, the Company shall be obligated to make an offer to purchase all of the then outstanding Securities (a "Change of Control Offer"), and shall purchase, on a business day (the "Change of Control Purchase Date") (i) no earlier than the later of (A) 30 days from the date of the notice of the Change of Control Offer and (B) no later than 70 days following the Change of Control, all of the then outstanding Securities validly tendered pursuant to such Change of Control Offer, at a purchase price (the "Change of Control Purchase Price") equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the Change of Control Purchase Date. The Company may send the notice of the Change of Control prior to the consummation of the Change of Control, subject to consummation of the transaction and the Change of Control Offer may be conditioned on the consummation of the Change of Control. The Change of Control Offer is required to remain open for at least 20 Business Days and until the close of business on the Change of Control Purchase Date.

          (b) In order to effect such Change of Control Offer, the Company shall, not later than the 30th day after the Change of Control, notify the Trustee thereof and mail to each Holder and the Banks notice of the Change of Control Offer in the manner provided in
Section 107, which notice shall govern the terms of the Change of Control Offer and shall state:

          (1) that a Change of Control has occurred and that such Holder has the right to require the Company to repurchase such Holder's Securities at the Change of Control Purchase Price.

          (2) the circumstances and relevant facts regarding such Change of Control (including but not limited to information with respect to pro forma historical income, cash flow and capitalization after giving effect to such Change of Control);

          (3) the Change of Control Purchase Date (which shall not be prior to the consummation of the Change of Control); and

          (4) the instructions a Holder must follow in order to have its Securities repurchased in accordance with paragraph (c) of this Section.

          (c) Holders electing to have Securities purchased will be required to surrender such Securities to the Company at the address specified in the notice at least five Business Days prior to the Change of Control Purchase Date. Holders will be entitled to withdraw their election if the Company receives, not later than three Business Days prior to the Change of Control Purchase Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Securities delivered for purchase by the Holder as to which his election is to be withdrawn and a statement that such Holder is withdrawing his election to have such Securities purchased. Holders whose Securities are purchased only in part will be issued new Securities equal in principal amount of the unpurchased portion of the Securities surrendered.

          (d) The Company will not be required to make a Change of Control Offer if a third party makes a Change of Control Offer in compliance with this
Section 1015 and purchases all Securities validly tendered and not withdrawn.

          (e) The Company will comply with Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable, in the event that a Change of Control occurs and the Company is required to purchase Securities as described above.

          SECTION 1016. LIMITATION ON DISPOSITION OF PROCEEDS OF ASSET SALES.

          (a) The Company will not, and will not permit any Restricted Subsidiary to, engage in any Asset Sale unless: (i) such Asset Sale is for not less than the Fair Market Value of the assets sold (as determined by the Board of Directors of the Company, whose determination shall be conclusive and evidenced by a Board Resolution) and (ii) the consideration received by the Company or the relevant Restricted Subsidiary in respect of such Asset Sale consists of at least 75% cash or Cash Equivalents; PROVIDED that the Company and its Restricted Subsidiaries may engage in Asset Sales for consideration not in the form of cash or Cash Equivalents in amounts in excess of that permitted in this clause (ii), so long as such excess consideration is in (A) (x) the form of Fully Traded Common Stock, (y) the aggregate Fair Market Value of such Fully Traded Common Stock received by the Company and its Restricted Subsidiaries (measured as of the date of receipt) from all Asset Sales in reliance on this proviso since the date of this Indenture that has not been converted into cash or Cash Equivalents does not exceed $10,000,000 and (z) any Fully Traded Common Stock that is converted into cash or Cash Equivalents shall be applied as provided in paragraphs (b) and
(c) of this Section 1016 or (B) the form of the assumption by the purchaser of liabilities of the Company or any Restricted Subsidiary (other than liabilities that are Subordinated Indebtedness), as a result of which the Company and its Restricted Subsidiaries are no longer obligated with respect to such liabilities.

          (b) If the Company or any Restricted Subsidiary engages in an Asset Sale, the Company may use the Net Cash Proceeds thereof, within 12 months after such Asset Sale, to (i) repay or prepay any then outstanding Senior Indebtedness of the Company or (ii) invest (or enter into a legally binding agreement to invest) in properties and assets to replace the properties and assets that were the subject of the Asset Sale or in properties and assets that will be used in the businesses of the Company or its Restricted Subsidiaries, as the case may be, existing on the Closing Date or in businesses reasonably related thereto. If any such legally binding agreement to invest such Net Cash Proceeds is terminated, then the Company may, within 90 days of such termination or within 12 months of such Asset Sale, whichever is later, invest such Net Cash Proceeds as provided in clause (i) or (ii) (without regard to the parenthetical contained in such clause (ii)) above. The amount of such Net Cash Proceeds not so used as set forth above in this paragraph (b) constitutes "Excess Proceeds."

          (c) When the aggregate amount of Excess Proceeds exceeds $10,000,000, the Company shall, within 15 Business Days, make an offer to purchase (an "Excess Proceeds Offer") from all holders of Securities and from the holders of any Pari Passu Indebtedness, to the extent required by the terms thereof, on a PRO RATA basis, in accordance with the procedures set forth below, the maximum principal amount (expressed as a multiple of $1,000) of Securities and any Pari Passu Indebtedness, if any, that may be purchased with the Excess Proceeds. The offer price as to each Security and any Pari Passu Indebtedness, if any, shall be payable in cash in an amount equal to 100% of the principal amount of such Security and any Pari Passu Indebtedness, if any, plus accrued and unpaid interest, if any, to the date such Excess Proceeds Offer is consummated. To the extent that the aggregate principal amount of Securities and any Pari Passu Indebtedness, if any, tendered pursuant to an Excess Proceeds Offer is less than the Excess Proceeds, the Company may use such deficiency for general corporate purposes. If the aggregate principal amount of Securities and any Pari Passu Indebtedness, if any, validly tendered and not withdrawn by holders thereof exceeds the Excess Proceeds, Securities and any Pari Passu Indebtedness, if any, to be purchased will be selected on a PRO RATA basis on the basis of the aggregate principal amount of tendered Securities and any Pari Passu Indebtedness. Upon completion of such offer to purchase, the amount of Excess Proceeds shall be reset to zero.

          SECTION 1017. LIMITATION ON GUARANTEES OF INDEBTEDNESS BY RESTRICTED SUBSIDIARIES.

          (a) The Company will not permit any Restricted Subsidiary to guarantee the payment of any Indebtedness of the Company or any Indebtedness of any Guarantor unless (i) such Restricted Subsidiary simultaneously executes and delivers a supplemental indenture to this Indenture, in a form reasonably acceptable to the Trustee, providing for a full and unconditional Guarantee of payment of the Securities by such Restricted Subsidiary on a senior basis except that if such Indebtedness is by its express terms subordinated in right of payment to the Securities, any such guarantee of such Restricted Subsidiary with respect to such Indebtedness shall be subordinated in right of payment to such Restricted Subsidiary's Guarantee with respect to the Securities substantially to the same extent as such Indebtedness is subordinated to the Securities; and (ii) such Restricted Subsidiary shall deliver to the Trustee an Opinion of Counsel to the effect that (A) such Guarantee of the Securities has been duly executed and authorized and (B) such Guarantee of the Securities constitutes a valid, binding and enforceable obligation of such Restricted Subsidiary, except insofar as enforcement thereof may be limited by bankruptcy, insolvency or similar laws (including, without limitation, all laws relating to fraudulent transfers) and except insofar as enforcement thereof is subject to general principles of equity; PROVIDED that this paragraph (a) shall not be applicable to any Guarantee of any Restricted Subsidiary that (x) existed at the time such Person became a Restricted Subsidiary of the Company and (y) was not incurred in connection with, or in contemplation of, such Person becoming a Restricted Subsidiary of the Company.

          (b) Notwithstanding the foregoing and the other provisions of this Indenture, any Guarantee by a Restricted Subsidiary of the Securities shall provide by its terms that it shall be automatically and unconditionally released and discharged upon (i) any sale, exchange or transfer, to any Person not an Affiliate of the Company, of all of the Company's Capital Stock in, or all or substantially all the assets of, such Restricted Subsidiary or the designation of such Restricted Subsidiary as an Unrestricted Subsidiary (in any such case, which transaction is not prohibited by this Indenture) or (ii) the release or discharge of the Guarantee which resulted in the creation of such Guarantee, except a discharge or release by or as a result of payment under such guarantee.

          SECTION 1018. LIMITATION ON DIVIDENDS AND OTHER PAYMENT RESTRICTIONS AFFECTING RESTRICTED SUBSIDIARIES.

          The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Restricted Subsidiary of the Company to (a) pay dividends, in cash or otherwise, or make any other distributions on or in respect of its Capital Stock or any other interest or participation in, or measured by, its profits, (b) pay any Indebtedness owed to the Company or any other Restricted Subsidiary of the Company, (c) make loans or advances to the Company or any other Restricted Subsidiary of the Company or (d) transfer any of its properties or assets to the Company or any other Restricted Subsidiary of the Company, except for such encumbrances or restrictions existing under or by reason of (i) applicable law,
(ii) customary non-assignment provisions of any lease governing a leasehold interest of the Company or any Restricted Subsidiary of the Company, (iii) any agreement or other instrument applicable to a Person or the property or assets of such Person acquired by the Company or any Restricted Subsidiary of the Company in existence at the time of such acquisition (but not created in contemplation thereof), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired, (iv) any agreement in existence on the Closing Date (to the extent of any encumbrances or restrictions in existence thereunder on the Closing Date), (v) Liens on any property or assets of the Company or any Restricted Subsidiary which Liens are not otherwise prohibited by any provision of this Indenture and which restrictions only cover the property or assets subject to the Liens, (vi) any agreement for the sale or other disposition of all or substantially all of the Capital Stock of, or any property and assets of, a Restricted Subsidiary pending closing of such sale or disposition or any agreement for the sale or other disposition of any property or assets that restricts the sale or other disposition of such property or assets pending such sale or other disposition, (vii) any refinancing indebtedness permitted under this Indenture, provided that the restrictions contained in the agreements governing such refinancing indebtedness are not materially more restrictive, taken as a whole, that those contained in the agreements governing the Indebtedness being refinanced, (viii) provisions contained in any Indebtedness incurred by a Foreign Subsidiary in compliance with the provisions of Section 1010, and (ix) provisions contained in joint venture agreements, provided that such encumbrances or restrictions at any one time outstanding do not relate to entities or assets constituting more than 5% of the Company's Consolidated Total Assets.

          SECTION 1019. INTENTIONALLY OMITTED.

          SECTION 1020. LIMITATION ON SALE/LEASEBACK TRANSACTIONS.

          The Company will not, and will not permit any Restricted Subsidiary to, enter into any Sale/Leaseback Transaction with respect to any property unless (i) the Company or such Restricted Subsidiary would be entitled to (A) incur Indebtedness in an amount equal to the Attributable Indebtedness with respect to such Sale/Leaseback Transaction pursuant to Section 1010 and (B) create a Lien, if any, on such property securing such Attributable Indebtedness without equally and ratably securing the Securities pursuant to Section 1014,
(ii) the Net Cash Proceeds received by the Company or any Restricted Subsidiary in connection with such Sale/Leaseback Transaction are at least equal to the fair value (as determined in good faith and certified in an Officers' Certificate to the Trustee) of such property and (iii) the transfer of such property is permitted by, and the Company or such Restricted Subsidiary applies the proceeds of such transaction in compliance with Section 1016.

          SECTION 1021. ISSUANCES OF GUARANTEES BY WHOLLY-OWNED DOMESTIC SUBSIDIARIES.

          (a) The Company will provide to the Trustee, in each case within 15 days after (x) the date (the "Guarantee Trigger Date") that the total consolidated revenues of the Company's wholly-owned Domestic Subsidiaries exceed 7.5% of the Company's total consolidated revenues, in each case, on a PRO FORMA basis for the most recent four full fiscal quarter period for which financial statements are available, and (y) if a Guarantee Trigger Date has occurred (unless the related Guarantee Release Date has occurred), the date that any Person becomes a wholly-owned Domestic Subsidiary, (i) a supplemental indenture to this Indenture, in a form reasonably acceptable to the Trustee, executed by all such wholly-owned Domestic Subsidiaries in the case of (a) (x) or any new wholly-owned Domestic Subsidiary in the case of clause (a) (y), providing for a full and unconditional guarantee on a senior basis by such wholly-owned Domestic Subsidiary or Domestic Subsidiaries of the Company's obligations under the Securities and this Indenture to; and (ii) an Opinion of Counsel to the effect that such Guarantee of the Securities has been duly executed and authorized and such Guarantee of the Notes constitutes a valid, binding and enforceable obligation of such Restricted Subsidiary, except insofar as enforcement thereof may be limited by bankruptcy, insolvency or similar laws (including, without limitation, all laws relating to fraudulent transfers) and except insofar as enforcement thereof is subject to general principles of equity.

          (b) Notwithstanding the foregoing and the other provisions of this Indenture, any Guarantee by a Restricted Subsidiary of the Securities shall provide by its terms that it shall be automatically and unconditionally released and discharged (i) upon any sale, exchange or transfer, to any Person not an Affiliate of the Company, of all of the Company's Capital Stock in, or all or substantially all the assets of, such Restricted Subsidiary, or the designation of such Restricted Subsidiary as an Unrestricted Subsidiary (in any such case which transaction is not prohibited by this Indenture) or (ii) on the date (the "Guarantee Release Date") that the total consolidated revenues of the Company's wholly-owned Domestic Subsidiaries are less than 7.5% of the Company's total consolidated revenues, in each case, on a pro forma basis for the most recent four full fiscal quarters for which financial statements are available.

          (c) For purposes of this Section 1021, on a PRO FORMA basis means giving effect to (i) the acquisition (whether by purchase, merger or otherwise) or disposition (whether by sale, merger or otherwise) of any company, entity or business acquired or disposed of by the Company or its Restricted Subsidiaries,
(ii) the transfer of assets by the Company to any Domestic Subsidiary or by any Domestic Subsidiary to the Company outside the ordinary course of business,
(iii) the merger or combination of any Domestic Subsidiary with and into the Company, and (iv) the creation of any Domestic Subsidiary, in each case as if such event occurred at the beginning of such four quarter period.

          SECTION 1022. PAYMENTS FOR CONSENT.

          The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, pay or cause to be paid any consideration to or for the benefit of any holder of Securities for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Securities unless such consideration is offered to all holders of the Securities and is paid to all holders of the Securities that consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or amendment.

          SECTION 1023. LIMITATION ON CREDIT SUPPORT FOR UNRESTRICTED SUBSIDIARIES.

          The Company shall not, and shall not cause or permit any Restricted Subsidiary to, at any time (x) provide credit support for, or subject any of its property or assets, other than the Capital Stock of any Unrestricted Subsidiary, to the satisfaction of, any Indebtedness of any Unrestricted Subsidiary, including any undertaking, agreement or instrument evidencing such Indebtedness, (other than Permitted Investments in Unrestricted Subsidiaries) or (y) be directly or indirectly liable for any Indebtedness of any Unrestricted Subsidiary.

          SECTION 1024. WAIVER OF CERTAIN COVENANTS.

          The Company may omit in any particular instance to comply with any term, provision or condition set forth in Section 803, Sections 1007 through 1021, inclusive, or Section 1023, if before or after the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities, by Act of such Holders, waive such compliance in such instance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect; PROVIDED, HOWEVER, that the Holders of each Outstanding Security affected thereby is required to waive the obligation of the Company to make and consummate a Change in Control Offer in the event of a Change of Control or make and consummate an Offer with respect to any Asset Sale.

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

          SECTION 1101. RIGHT OF REDEMPTION.

          The Securities may be redeemed at the election of the Company, as a whole or from time to time in part, at any time after October 1, 2007, subject to the conditions and at the Redemption Prices specified in the form of Security, together with accrued interest to the Redemption Date.

          In addition, at any time or from time to time, on or prior to October 1, 2006, the Company may, at its option, redeem up to 35% of the aggregate principal amount of the Securities issued under this Indenture (including any Additional Securities) at a Redemption Price equal to 108.5% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to the Redemption Date, with the net cash proceeds of one or more Equity Offerings; PROVIDED that at least 65% of the aggregate principal amount of Securities issued under this Indenture (including any Additional Securities) remains outstanding immediately after the occurrence of such redemption (excluding Securities held by the Company and its Subsidiaries); PROVIDED FURTHER such redemption occurs within 60 days of the date of closing of each such Equity Offering.

          SECTION 1102. APPLICABILITY OF ARTICLE.

          Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

          SECTION 1103. ELECTION TO REDEEM; NOTICE TO TRUSTEE.

          The election of the Company to redeem any Securities pursuant to
Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Securities to be redeemed pursuant to Section 1104.

          SECTION 1104. SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.

          If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 30 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal of Securities; PROVIDED, HOWEVER, that no such partial redemption shall reduce the portion of the principal amount of a Security not redeemed to less than $1,000.

          The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

          SECTION 1105. NOTICE OF REDEMPTION.

          Notice of redemption shall be given in the manner provided for in
Section 107 not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed.

          All notices of redemption shall state:

          (1)     the Redemption Date,

          (2)     the Redemption Price,

          (3) if less than all Outstanding Securities are to be redeemed, the identification (and, in the case of a partial redemption, the principal amounts) of the particular Securities to be redeemed,

          (4) that on the Redemption Date the Redemption Price (together with accrued interest, if any, to the Redemption Date payable as provided in Section 1107) will become due and payable upon each such Security, or the portion thereof, to be redeemed, and that interest thereon will cease to accrue on and after said date,

          (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

          (6)     the CUSIP number.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

          SECTION 1106. DEPOSIT OF REDEMPTION PRICE.

          Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and accrued interest on, all the Securities which are to be redeemed on that date.

          SECTION 1107. SECURITIES PAYABLE ON REDEMPTION DATE.

          Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified (together with accrued interest, if any, to the Redemption Date), and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; PROVIDED, HOWEVER, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 309.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Securities.

          SECTION 1108. SECURITIES REDEEMED IN PART.

          Any Security which is to be redeemed only in part shall be surrendered at the office or agency of the Company maintained for such purpose pursuant to
Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

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                                 ARTICLE TWELVE

                       DEFEASANCE AND COVENANT DEFEASANCE

          SECTION 1201. COMPANY'S OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE.

          The Company may, at its option by Board Resolution, at any time, with respect to the Securities, elect to have either Section 1202 or Section 1203 be applied to all Outstanding Securities upon compliance with the conditions set forth below in this Article Twelve.

          SECTION 1202. DEFEASANCE AND DISCHARGE.

          Upon the Company's exercise under Section 1201 of the option applicable to this Section 1202, the Company and the Guarantors shall be deemed to have been discharged from their respective obligations with respect to all Outstanding Securities on the date the conditions set forth in Section 1204 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 1205 and the other Sections of this Indenture referred to in (A) and (B) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities to receive, solely from the trust fund described in Section 1204 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any, on) and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 304, 305, 308, 1002 and 1003, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article Twelve. Subject to compliance with this Article Twelve, the Company may exercise its option under this Section 1202 notwithstanding the prior exercise of its option under Section 1203 with respect to the Securities.

          SECTION 1203. COVENANT DEFEASANCE.

          Upon the Company's exercise under Section 1201 of the option applicable to this Section 1203, the Company and the Guarantors shall be released from their respective obligations under any covenant contained in
Section 801 and Section 803 and in Sections 1007 through 1023 with respect to the Outstanding Securities on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Securities shall thereafter be deemed not to be "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities, the Company and the Guarantors may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 501(3) or Section 501(4), but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

          SECTION 1204. CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE.

          The following shall be the conditions to application of either Section 1202 or Section 1203 to the Outstanding Securities:

          (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 607 who shall agree to comply with the provisions of this Article Twelve applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of (and premium, if any, on) and interest on the Outstanding Securities on the Stated Maturity (or Redemption Date, if applicable) of such principal (and premium, if any) or installment of interest; provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to the Securities. Before such a deposit, the Company may give to the Trustee, in accordance with Section 1103 hereof, a notice of its election to redeem all of the Outstanding Securities at a future date in accordance with Article Eleven hereof, which notice shall be irrevocable. Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

          (2) No Default or Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit.

          (3) Such defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest, as determined by the Trustee, with respect to any securities of the Company or any Guarantor.

          (4) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company or any Guarantor is a party or by which it is bound.

          (5) In the case of an election under Section 1202, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since April 17, 2001 there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

          (6) In the case of an election under Section 1203, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

          (7) The Company shall have delivered to the Trustee an Opinion of Counsel to the effect that after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

          (8) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel satisfactory to the Trustee, which, taken together, state that all conditions precedent provided for relating to either the defeasance under Section 1202 or the covenant defeasance under Section 1203 (as the case may be) have been complied with.

          SECTION 1205. DEPOSITED MONEY AND U.S. GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS.

          Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 1205, the "Trustee") pursuant to Section 1204 in respect of the Outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

          The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Governmental Obligations deposited pursuant to Section 1204 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

          Anything in this Article Twelve to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in
Section 1204 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance, as applicable, in accordance with this Article.

          SECTION 1206. REINSTATEMENT.

          If the Trustee or any Paying Agent is unable to apply any money in accordance with Section 1205 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 1202 or 1203, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with
Section 1205; PROVIDED, HOWEVER, that if the Company makes any payment of principal of (or premium, if any, on) or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

          This Indenture may be signed in any number of counterparts each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                   BE AEROSPACE, INC.


                                   By  /s/ Thomas P. McCaffrey
                                      --------------------------------------
                                      Name:   Thomas P. McCaffrey
                                      Title:  Corporate Senior Vice President
                                              of Administration and Chief
                                              Financial Officer

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                   THE BANK OF NEW YORK


                                   By  /s/ Margaret M. Ciesmelewski
                                      --------------------------------------
                                      Title: Vice President

STATE OF  New York    )
                      ) ss.:
COUNTY OF New York    )


          On the 7th day of October, 2003, before me personally came Thomas P. McCaffrey to me known who, being by me duly sworn, did depose and say that he is Chief Financial Officer of BE Aerospace, Inc., one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by like authority.

                                       /s/ Thomas P. McNulty
                                      -------------------------------------

STATE OF New York     )
                      ) ss.:
COUNTY OF New York    )


          On the 7th day of October, 2003, before me personally came
Margaret M. Ciesmelewski, to me known who, being by me duly sworn, did depose and say that she is Vice President of The Bank of New York, one of the corporations described in and which executed the foregoing instrument; and that she signed her name thereto by like authority.


                                      /s/ Joyce W. Chang

                                                                       Exhibit A

                               [FACE OF SECURITY]

                               BE AEROSPACE, INC.
                    8 1/2% [Series B]** Senior Note due 2010

                                                     CUSIP [           ]

No. _______                                          $[            ]

          BE AEROSPACE, INC., a Delaware corporation (the "Company", which term includes any successor under the Indenture hereinafter referred to), for value received, promises to pay to ________________________________, or its registered assigns, the principal sum of ____________________________________
($___________), on ____________, 2010.

          [Initial Interest Rate:     8 1/2% per annum.]*

          [Interest Rate:             8 1/2% per annum.]**

          Interest Payment Dates:     April 1 and October 1 of each year
                                      commencing April 1, 2004.

          Regular Record Dates:       March 15 and September 15 of each year.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

----------
*  Include only for Initial Securities.
** Include only for Exchange Securities.

                                    Exh. A-1

          IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.

Date:                                      BE AEROSPACE, INC.


                                           By:
                                               -----------------------------
                                               Title:

                                    Exh. A-2

                (Form of Trustee's Certificate of Authentication)

     This is one of the 8 1/2% [Series B]** Senior Notes due 2010 described in the within-mentioned Indenture.

                                           THE BANK OF NEW YORK, as Trustee


Date:  [_________, ______]                 By:
                                               --------------------------------
                                                     Authorized Signatory

----------
** Include only for Exchange Securities.

                                    Exh. A-3

                           [REVERSE SIDE OF SECURITY]

                               BE AEROSPACE, INC.

                    8 1/2% [Series B]** Senior Note due 2010

1.   PRINCIPAL AND INTEREST.

          The Company will pay the principal of this Security on October 1, 2010.

          The Company promises to pay interest on the principal amount of this Security on each Interest Payment Date, as set forth below, at the rate of [8 1/2% per annum (subject to adjustment as provided below)]* [8 1/2% per annum, except that interest accrued on this Security pursuant to the penultimate paragraph of this Section 1 for periods prior to the applicable Exchange Date (as such term is defined in the Registration Rights Agreement referred to below) will accrue at the rate or rates borne by the Securities from time to time during such periods.]**

          Interest will be payable semiannually (to the holders of record of the Securities (or any predecessor Securities) at the close of business on March 15 or September 15 immediately preceding the Interest Payment Date) on each Interest Payment Date, commencing [April 1, 2004].

          [The Holder of this Security is entitled to the benefits of the Registration Rights Agreement, dated October 7, 2003***, between the Company and the Purchasers named therein (the "Registration Rights Agreement"). The Securities rank pari passu in right of payment with the Exchange Securities and will be treated as one class with the Exchange Securities. In the event that either (a) the Exchange Offer Registration Statement (as such term is defined in the Registration Rights Agreement) is not filed with the Securities and Exchange Commission within the time prescribed under the Registration Rights Agreement following the date of original issue of the Securities, (b) the Exchange Offer Registration Statement has not been declared effective within the time prescribed under the Registration Rights Agreement following the date of original issue of the Securities or (c) the Exchange Offer (as such term is defined in the Registration Rights Agreement) is not consummated or a Shelf Registration Statement (as such term is defined in the Registration Rights Agreement) is not declared effective within the time prescribed under the Registration Rights Agreement following the date of original issue of the Securities, the interest rate borne by this Security shall be increased by the amount stated in the Registration Rights Agreement. The aggregate amount of such increase from the original interest rate pursuant to these provisions shall in no event exceed the amount stated in the Registration Rights Agreement. Upon (x) the filing of the Exchange Offer Registration Statement within the time prescribed under the Registration Rights Agreement as described in clause (a) above, (y) the effectiveness of the Exchange Offer Registration Statement within the time prescribed under the Registration Rights Agreement as described in clause (b) above or (z) the consummation of the Exchange Offer or the effectiveness of a Shelf Registration Statement, as the case may be, within the time prescribed under the Registration Rights Agreement as described

----------
*  Include only for Initial Securities.
** Include only for Exchange Securities.
*** For Additional Securities, insert the date of the Registration Rights
    Agreement for those Securities.

                                    Exh. A-4
in clause (c) above, the interest rate borne by this Security from the date of such filing, effectiveness or consummation, as the case may be, will be reduced to the interest rate set forth above.]*

          Interest on this Security will accrue from the most recent date to which interest has been paid [on this Security or the Security surrendered in exchange herefor]** or, if no interest has been paid, from October 7, 2003; provided that, if there is no existing default in the payment of interest and if this Security is authenticated between a Regular Record Date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such Interest Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

          The Company shall pay interest on overdue principal and premium, if any, and interest on overdue installments of interest, to the extent lawful, at a rate per annum equal to the rate of interest applicable to the Securities.

2.   METHOD OF PAYMENT.

          The Company will pay interest (except defaulted interest) on the principal amount of the Securities on each April 1 and October 1 to the persons who are Holders (as reflected in the Security Register at the close of business on March 15 and September 15 immediately preceding the Interest Payment Date), in each case, even if the Security is cancelled on registration of transfer or registration of exchange after such record date; provided that, with respect to the payment of principal, the Company will make payment to the Holder that surrenders this Security to any Paying Agent on or after October 1, 2010.

          The Company will pay principal, premium, if any, and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay principal, premium, if any, and interest by its check payable in such money. The Company may mail an interest check to a Holder's registered address (as reflected in the Security Register). If a payment date is a date other than a Business Day at a place of payment, payment may be made at that place on the next succeeding day that is a Business Day and no interest shall accrue for the intervening period.

3.   PAYING AGENT AND REGISTRAR.

          Initially, the Trustee will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar upon written notice thereto. The Company, any Subsidiary or any Affiliate of any of them may act as Paying Agent, Registrar or co-registrar.

4.   INDENTURE; LIMITATIONS.

          The Company issued the Securities under an Indenture dated as of October 7, 2003 (the "Indenture"), between the Company and The Bank of New York, as trustee (the "Trustee"). Capitalized terms herein are used as defined in the Indenture unless otherwise indicated. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Securities are subject to all such terms, and Holders are

----------
*  Include only for Initial Securities.
** Include only for Exchange Securities.

                                    Exh. A-5
referred to the Indenture and the Trust Indenture Act for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Security and the terms of the Indenture, the terms of the Indenture shall control.

          The Securities are general unsecured obligations of the Company. The Company may, from time to time, without notice to or the consent of the Holders of the Securities, create and issue Additional Securities under the Indenture ranking equally with the Securities in all respects, subject to the limitations described in Section 1010 of the Indenture. The terms of the Securities and any Additional Securities may have additional issuance dates and dates from which interest accrues and shall be part of the same series. The total amount of the Securities which may be issued under the Indenture is unlimited. Such Additional Securities will be consolidated and form a single series with the Securities, vote together with the Securities and have the same terms as to status, redemption or otherwise as the Securities. References to the Securities under the Indenture include these Additional Securities if they are in the same series, unless the context requires otherwise.

5.   REDEMPTION.

          OPTIONAL REDEMPTION. The Securities may be redeemed at the option of the Company, in whole or in part, at any time and from time to time on or after October 1, 2007, at the following Redemption Prices (expressed in percentages of principal amount), plus accrued and unpaid interest, if any, to the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on an Interest Payment Date that is on or prior to the Redemption Date), if redeemed during the 12-month period beginning October 1 of each of the years set forth below:

                                          Redemption
                    Year                     Price
                    ----                     -----
                    2007                    104.250%
                    2008                    102.125%
                    2009 and thereafter     100.000%

          REDEMPTION WITH PROCEEDS OF OFFERING. In addition, at any time or from time to time, on or prior to October 1, 2006, the Company may, at its option, redeem up to 35% of the aggregate principal amount of the Securities issued under this Indenture (including any Additional Securities) at a Redemption Price equal to 108.500% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to the Redemption Date, with the net cash proceeds of one or more Equity Offerings; PROVIDED that at least 65% of the aggregate principal amount of Securities issued under this Indenture (including any Additional Securities) remains outstanding immediately after the occurrence of such redemption (excluding Securities held by the Company and its Subsidiaries); PROVIDED FURTHER such redemption occurs within 60 days of the date of closing of each such Equity Offering.

          PROCEDURES. Notice of a redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder to be redeemed at such Holder's last address as it appears in the Security Register. Securities in original denominations larger than $1,000 may be redeemed in part in integral multiples of $1,000. On and after the Redemption Date, interest ceases

                                    Exh. A-6
to accrue on Securities or portions of Securities called for redemption, unless the Company defaults in the payment of the Redemption Price.

6.   REPURCHASE UPON A CHANGE IN CONTROL AND ASSET SALES.

          (a) Upon the occurrence of a Change of Control, the Company is obligated to make an offer to purchase all outstanding Securities at a redemption price of 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of purchase and (b) upon Asset Sales, the Company may be obligated to make offers to purchase Securities with a portion of the Net Cash Proceeds of such Asset Sales at a redemption price of 100% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase.

7.   DENOMINATIONS; TRANSFER; EXCHANGE.

          The Securities are in registered form without coupons, in denominations of $1,000 and multiples of $1,000 in excess thereof. A Holder may register the transfer or exchange of Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer or exchange of any Securities selected for redemption (except the unredeemed portion of any Security being redeemed in part). Also, it need not register the transfer or exchange of any Securities for a period of 15 days before a selection of Securities to be redeemed is made.

8.   PERSONS DEEMED OWNERS.

          A Holder may be treated as the owner of a Security for all purposes.

9.   UNCLAIMED MONEY.

          If money for the payment of principal, premium, if any, or interest remains unclaimed for two years, the Trustee and the Paying Agent will pay the money back to the Company at its request. After that, Holders entitled to the money must look to the Company for payment, unless an abandoned property law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

10.  DISCHARGE PRIOR TO REDEMPTION OR MATURITY.

          If the Company irrevocably deposits, or causes to be deposited, with the Trustee money or U.S. Government Obligations sufficient to pay the then outstanding principal of, premium, if any, and accrued interest on the Securities (a) to redemption or maturity, the Company will be discharged from the Indenture and the Securities, except in certain circumstances for certain sections thereof, and (b) to the Stated Maturity, the Company will be discharged from certain covenants set forth in the Indenture.

11.  AMENDMENT; SUPPLEMENT; WAIVER.

          Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of

                                    Exh. A-7
the Securities then outstanding (including consents obtained in connection with a purchase of, or tender offer or exchange offer for, the Securities), and any existing default or compliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or the consent of any Holder, the parties thereto may amend or supplement the Indenture or the Securities to, among other things, cure any ambiguity, defect or inconsistency and make any change that does not materially adversely affect the rights of any Holder.

12.  RESTRICTIVE COVENANTS.

          The Indenture contains certain covenants, including, without limitation, covenants with respect to the following matters: (i) Indebtedness;
(ii) Restricted Payments; (iii) transactions with Affiliates; (iv) Liens; (v) guarantees of Indebtedness by Restricted Subsidiaries; (vi) disposition of proceeds of Asset Sales; (vii) dividends and other payment restrictions affecting Restricted Subsidiaries; (viii) merger and certain transfers of assets; (ix) sale/leaseback transactions; (x) guarantees of Indebtedness by wholly-owned Domestic Subsidiaries; (xi) payments for consents; and (xii) limitation on credit support for Unrestricted Subsidiaries. Within 120 days after the end of each fiscal year and within 45 days after each fiscal quarter, the Company must report to the Trustee on compliance with such limitations.

13.  SUCCESSOR PERSONS.

          When a successor person or other entity assumes all the obligations of its predecessor under the Securities and the Indenture, the predecessor person will be released from those obligations.

14.  REMEDIES FOR EVENTS OF DEFAULT.

          If an Event of Default, as defined in the Indenture, occurs and is continuing, the Trustee or the Holders of not less than 25% in principal amount of the Securities then outstanding may declare all the Securities to be immediately due and payable. If a bankruptcy or insolvency default with respect to the Company or any of its Significant Subsidiaries occurs and is continuing, the Securities automatically become immediately due and payable. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of at least a majority in principal amount of the Securities then outstanding may direct the Trustee in its exercise of any trust or power.

15.  TRUSTEE DEALINGS WITH COMPANY.

          The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may make loans to, accept deposits from, perform services for, and otherwise deal with, the Company and its Affiliates as if it were not the Trustee.

16.  AUTHENTICATION.

          This Security shall not be valid until the Trustee signs the certificate of authentication on the other side of this Security.

                                    Exh. A-8

17.  GOVERNING LAW.

          THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

18.  ABBREVIATIONS.

          Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors
Act).

          The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to BE Aerospace, Inc., 1400 Corporate Center Way, Wellington, Florida 33414, Attention: Chief Executive Officer.

                                    Exh. A-9

                            [FORM OF TRANSFER NOTICE]

          FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

INSERT TAXPAYER IDENTIFICATION NO.


(Please print or typewrite name and address including zip code of assignee)


the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer such Security on the books of the Company with full power of substitution in the premises.

          In connection with any transfer of this Security occurring prior to the date which is the earlier of the date of an effective Registration Statement or ____________, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                   [CHECK ONE]

/ / (a) this Security is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       or

/ / (b) this Security is being transferred other than in accordance with
        (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 307 of the Indenture shall have been satisfied.

Date:
      ---------------------

                              -----------------------------------------
                              NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent

                                    Exh. A-10

Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

          The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
       ------------------------       ------------------------------------
                                      NOTICE:  To be executed by an
                                               executive officer.

                                    Exh. A-11

                       OPTION OF HOLDER TO ELECT PURCHASE

          If you wish to have this Security purchased by the Company pursuant to
Section 1015 or Section 1016 of the Indenture, check the Box: / /.

          If you wish to have a portion of this Security purchased by the Company pursuant to Section 1015 or Section 1016 of the Indenture, state the amount (in original principal amount) below:

                                    $_________________________.

Date:
      ---------------------------

Your Signature:
               -------------------------------

(Sign exactly as your name appears on the other side of this Security)

Signature Guarantee:
                    -------------------------------

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                   Exh. A-12